Exhibit 10.12

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$8,000,000.00	06-10-2026	06-10-2027	00001		9701190975	14501

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Corporation:	ROTHE DEVELOPMENT, INC.	Lender:	TRUIST BANK
	4614 Sinclair Rd		SAN ANTONIO - COMMERCIAL LOANS
	San Antonio, TX 78222		100 NE LOOP 410 STE 806
SAN ANTONIO, TX 78216-4700

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is ROTHE DEVELOPMENT, INC. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Corporation’s state of incorporation. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 4614 Sinclair Rd, San Antonio, TX 78222. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on June 10, 2026, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS. The following named persons are officers of ROTHE DEVELOPMENT, INC.:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES
KAREN KAY WHEELER-HALL	MEMBER	Y	X	/s/ Karen Kay Wheeler-Hall
THOMAS HOWELL HALL III	MEMBER	Y	X	/s/ Thomas Howell Hall III

ACTIONS AUTHORIZED. Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation’s real property and all of the Corporation’s personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

Loan No: 00001	CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL (Continued)	Page 2

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take effect until after Lender has received notice.

RELIANCE BY LENDER. Lender shall be fully protected by relying upon any certification of the authorized persons named herein and shall be indemnified and saved harmless in any claims, demands, expenses, loss, or damage resulting from or growing out of honoring the signature of any authorized person or signature of an officer or employee certified by an authorized person.

ACKNOWLEDGMENT AND CONSENT TO FURTHER ACTIONS. It is hereby acknowledged and agreed that from time to time (whether previously or hereinafter) Corporation may provide Lender with one or more resolutions, authorizations, agreements or certifications granting authority to persons other than, or in addition to, the Authorized Persons named herein to act on behalf of and to bind Corporation with respect to various services and products offered by and transactions with the Lender (“Additional Agreements”). It is further acknowledged and agreed that any Additional Agreements or transactions entered by or on behalf of Corporation shall be binding on it and Lender shall be entitled to rely on any representation given as to authority to enter such transactions and on any resolutions, authorizations, agreements and certifications of authority given respect thereto. It is hereby acknowledged that such Additional Agreements may provide for services, access, and/or authority to conduct transactions with respect to any borrowings or other actions authorized under this Resolution and Corporation hereby authorizes any such actions taken pursuant to the Additional Agreements and acknowledges and agrees that Lender may rely upon any directions made thereunder.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated June 10, 2026.

CERTIFIED TO AND ATTESTED BY:

X	/s/ KAREN KAY WHEELER-HALL
KAREN KAY WHEELER-HALL, MEMBER of ROTHE DEVELOPMENT, INC.

X	/s/ THOMAS HOWELL HALL III
THOMAS HOWELL HALL III, MEMBER of ROTHE DEVELOPMENT, INC.

NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LaserPro, Ver. 25.4.00.003 Copr. Finastra USA Corporation 1997, 2026. All Rights Reserved. - TX L:\CFI\LPL\C10.FC TR-334648 PR-173

BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$8,000,000.00	06-10-2026	06-10-2027	00001		9701190975	14501

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	ROTHE DEVELOPMENT, INC.	Lender:	TRUIST BANK
	4614 Sinclair Rd		SAN ANTONIO - COMMERCIAL LOANS
	San Antonio, TX 78222		100 NE LOOP 410 STE 806
SAN ANTONIO, TX 78216-4700

THIS BUSINESS LOAN AGREEMENT dated June 10, 2026, is made and executed between ROTHE DEVELOPMENT, INC. (“Borrower”) and TRUIST BANK (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement. This Agreement shall apply to any and all present and future loans, loan advances, extension of credit, financial accommodations and other agreements and undertakings of every nature and kind that may be entered into by and between Borrower and Lender now and in the future.

TERM. This Agreement shall be effective as of June 10, 2026, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

LINE OF CREDIT. The Indebtedness includes a revolving line of credit.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender’s obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender’s Security Interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender’s counsel.

Borrower’s Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of Borrower’s state of incorporation. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 4614 Sinclair Rd, San Antonio, TX 78222. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower’s state of organization or any change in Borrower’s name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower’s business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower, do not require the consent or approval of any other person, regulatory authority, or governmental body, and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties. Borrower has the power and authority to enter into the Note and the Related Documents and to grant collateral as security for the Loan. Borrower has the further power and authority to own and to hold all of Borrower’s assets and properties, and to carry on Borrower’s business as presently conducted.

Financial Information. Each of Borrower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Loan No: 00001	BUSINESS LOAN AGREEMENT (Continued)	Page 2

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower’s properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower’s ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower’s expense and for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower’s due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercially related purposes.

Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (1) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (2) Borrower has not withdrawn from any such plan or initiated steps to do so, (3) no steps have been taken to terminate any such plan or to appoint a trustee to administer such a plan, and (4) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

Investment Company Act. Borrower is not an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

Public Utility Holding Company Act. Borrower is not a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

Regulations T and U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System).

Information. All information previously furnished or which is now being furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated by this Agreement is, and all information furnished by or on behalf of Borrower to Lender in the future will be, true and accurate in every material respect on the date as of which such information is dated or certified; and no such information is or will be incomplete by omitting to state any material fact the omission of which would cause the information to be misleading.

Claims and Defenses. There are no defenses or counterclaims, offsets or other adverse claims, demands or actions of any kind, personal or otherwise, that Borrower, any Grantor, or any Guarantor could assert with respect to the Note, Loan, this Agreement, or the Related Documents.

AFFIRMATIVE COVENTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Repayment. Repay the Loan in accordance with its terms and the terms of this Agreement.

Loan No: 00001	BUSINESS LOAN AGREEMENT (Continued)	Page 3

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, or an OCBOA acceptable to Lender, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Additional Requirements.

Reviewed Statements. As soon as available, but in no event later than 150 days after the end of each fiscal year beginning with fiscal year ending 12/31/2026, financial statements for the year ended prepared for ROTHE DEVELOPMENT INC, reviewed by a certified public accountant, and if applicable prepared on a consolidated and consolidating basis, consisting of the balance sheet, income statement, statement of retained earnings, statement of cash flows, footnotes, appropriate supporting schedules, and such other information requested by Lender.

Interim Statements. As soon as available, but in no event later than 30 days after the end of each month, financial statements for the period ended prepared for ROTHE DEVELOPMENT INC, prepared by Borrower/Guarantor, consisting of a balance sheet and income statement and such other information as requested by Lender.

Tax Return - Business. As soon as available, but in no event later than 30 days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns for ROTHE DEVELOPMENT INC, including Schedule K-1 statements and all other tax return schedules and filed tax return extensions, if applicable.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, or an OCBOA acceptable to Lender, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower’s properties and operations, in form, amounts, and coverages reasonably acceptable to Lender and by insurance companies authorized to transact business in Texas. BORROWER MAY FURNISH THE INSURANCE REQUIRED BY THIS AGREEMENT WHETHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY BORROWER OR THROUGH EQUIVALENT COVERAGE FROM ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender’s loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender’s forms, and under the conditions set forth in those guaranties.

Names of Guarantors

KAREN KAY WHEELER-HALL

THOMAS HOWELL HALL III

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower’s books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP or an OCBOA acceptable to Lender.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender, and in all other loan agreements now or in the future existing between Borrower and any other party. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower’s expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Loan No: 00001	BUSINESS LOAN AGREEMENT (Continued)	Page 4

Beneficial Ownership Information. Comply with all beneficial ownership information reporting requirements of the Corporate Transparency Act and its implementing regulations (collectively the CTA), if applicable to that Borrower. Any Borrower that is or becomes a reporting company as defined in the CTA: (1) has filed, or will file within required timeframes a complete and accurate report of its beneficial ownership information with the Financial Crimes Enforcement Network (FinCEN) as required by the CTA; (2) will update or correct its beneficial ownership information with FinCEN within required timeframes upon any change in its beneficial ownership information; (3) will provide Lender with a copy of its beneficial ownership information report filed with FinCEN upon request; (4) consents to allow Lender to obtain from FinCEN beneficial ownership information filed by Borrower; and (5) will notify Lender in writing of any change in its beneficial ownership information within 30 days of such change.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.

Change of Location. Immediately notify Lender in writing of any additions to or changes in the location of Borrower’s businesses.

Title to Assets and Property. Maintain good and marketable title to all of Borrower’s assets and properties.

Notice of Default, Litigation and ERISA Matters. Forthwith upon learning of the occurrence of any of the following, Borrower shall provide Lender with written notice thereof, describing the same and the steps being taken by Borrower with respect thereto: (1) the occurrence of any Event of Default, or (2) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding, or (3) the occurrence of a Reportable Event under, or the institution of steps by Borrower to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which Borrower may have any liability.

Other Information. From time to time Borrower will provide Lender with such other information as Lender may reasonably request.

Employee Benefit Plans. So long as this Agreement remains in effect, Borrower will maintain each employee benefit plan as to which Borrower may have any liability, in compliance with all applicable requirements of law and regulations.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

Deposit Accounts. Maintain substantially all of its demand deposit/operating accounts with Lender.

FINANCIAL COVENANTS.

Borrower covenants and agrees, from the date hereof until payment in full of the Loan, to maintain and comply with the financial covenants and ratios set forth below, as determined in accordance with GAAP unless otherwise specified, and which may be tested as set forth in said covenant and at such other times as determined by Lender in its sole discretion:

Debt Service Coverage. A ratio of EBITDA to Debt Service of not less than 1.2 to 1.0 and shall be tested at least annually beginning 12/31/2026. EBITDA means the sum of net income, interest expense, taxes, depreciation and amortization. Debt Service means the prior year’s current maturities of long-term debt plus interest expense.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures paid by Lender for such purposes will then bear interest at the Note rate from the date paid by Lender to the date of repayment by Borrower. To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including finance leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower’s accounts receivable, except to Lender.

Additional Financial Restrictions. Continuity of Operations. (1) Engage in business activities substantially different from those in which Borrower is presently engaged, or (2) cease operations, liquidate, merge or restructure as a legal entity (whether by division or otherwise), consolidate with or acquire any other entity, change its name, convert to another type of entity or redomesticate, dissolve or transfer or sell Collateral out of the ordinary course of business.

Dividends or Distributions. Declare or pay any dividends or distributions of any kind, or purchase or redeem, retire, or otherwise acquire any of its capital stock or other equity interests, now or hereafter outstanding (each of the foregoing a “Distribution”), (a) during any period in which a default or Event of Default shall have occurred and be continuing, or (b) if such a Distribution would result in or after giving proforma effect thereto cause a default or Event of Default.

Preferred Equity. Issue, transfer or sell any class or type of stock or equity interest which by its terms requires mandatory distributions, matures, is mandatorily redeemable, or may be exchanged for any type of indebtedness at the option of the holder.

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Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower’s financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor’s guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s or any Grantor’s property or Borrower’s or any Grantor’s ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf, or made by Guarantor, under this Agreement or the Related Documents in connection with the obtaining of the Loan evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Borrower and the failure of Borrower to discharge the same, or cause it to be discharged, or bonded off to Lender’s satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency” subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

Loan No: 00001	BUSINESS LOAN AGREEMENT (Continued)	Page 6

ADDITIONAL DOCUMENTS. Borrower shall provide Lender with the following additional documents:

Corporate Resolution. Borrower has provided or will provide Lender with a certified copy of resolutions properly adopted by Borrower’s Board of Directors, and certified by Borrower’s corporate secretary, assistant secretary, or other authorized officer, under which Borrower’s Board of Directors authorized one or more designated officers or employees to execute this Agreement, the Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the remedies following any default by Borrower as provided in this Agreement and in any Security Agreements.

Opinion of Counsel. When required by Lender, Borrower has provided or will provide Lender with an opinion of Borrower’s counsel certifying to and that: (1) Borrower’s Note, any Security Agreements and this Agreement constitute valid and binding obligations on Borrower’s part that are enforceable in accordance with their respective terms; (2) Borrower is validly existing and in good standing; (3) Borrower has authority to enter into this Agreement and to consummate the transactions contemplated under this Agreement; and (4) such other matters as may have been requested by Lender or by Lender’s counsel.

CHOICE OF VENUE. Any legal action with respect to the Indebtedness or this Agreement may be brought in the courts of the State/Commonwealth/District in which Lender’s branch office set forth above is located or in the appropriate United States District Court situated in such State/Commonwealth/District, and Borrower hereby accepts and unconditionally submits to the jurisdiction of such courts. Borrower hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

PATRIOT ACT NOTICE AND OTHER INFORMATION. Lender hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 signed into law October 26, 2001), Lender may be required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act. Further, Lender hereby notifies Borrower that, pursuant to the requirements of the Beneficial Ownership Rule (31 C.F.R. §1010.230), Lender may be required to obtain, verify and record information contained in a beneficial ownership certification executed by Borrower, which will identify the key individuals who have beneficial ownership or control of Borrower. Borrower covenants and agrees to promptly furnish to Lender such information and certifications with respect thereto as Lender shall request from time to time to obtain, verify and record information that identifies each Person obtaining a loan or executing documents in connection therewith.

CORRECTION OF ERRORS; FURTHER ASSURANCES. Borrower will and will cause any Grantor or Guarantor to cooperate with Lender to correct any errors in the Note or Related Documents and shall execute such documentation as is necessary to do so. In addition, Borrower, Grantor and Guarantor shall cooperate fully with Lender and execute such further instruments, documents and agreements, and shall do any and all such further acts, as may be reasonably requested by Lender to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intent and purposes of this Agreement, the Note and the Related Documents, including without limitation the granting and/or perfecting of a security interest in the Collateral.

CHANGES IN GAAP. If a change in GAAP becomes effective after the date of this Agreement that affects the computation of any ratio in a financial covenant or requirement set forth in this Agreement, and Borrower or Lender shall so reasonably request, Lender and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrower shall provide to Lender financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

APPLICATION OF LOAN AGREEMENT. In the event of more than one loan agreement among the parties, whether now existing or hereafter entered, then to the greatest extent possible said agreements shall be read as a whole, the provisions shall be considered cumulative, and as between them, specific provisions shall prevail over general provisions. In the event of a conflict in terms which cannot be harmonized, then (a) as to any agreement which by its terms applies only to specific obligations identified therein such agreement shall control with respect to said obligations; (b) any provision which by its terms applies to a specific obligation or facility shall control as to its requirements for said obligations and facilities; and (c) subject to the foregoing rules of construction, for all other obligations which would be the subject of multiple agreements the most recent loan agreement shall control as to any conflicting provision.

KYC; BENEFICIAL OWNERSHIP INFORMATION. Upon request of Lender, Borrower shall, and shall cause any guarantor or other parties as required by Lender to, provide Lender (i) documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, and (ii) beneficial ownership certificates or other information as Lender shall require from any “legal entity customer” under beneficial ownership regulations, including 31 C.F.R. § 1010.230, the Beneficial Ownership Regulation. As long as any Indebtedness remains outstanding, Borrower represents and covenants that none of the Borrower, any of its affiliates, or any of their respective directors, officers, managers, partners, or any other authorized representatives is named as a “Specially Designated National and Blocked Person”, on the list published by the U.S. Department of the Treasury Office of Foreign Assets Control (OFAC) at its official website.

SANCTIONS CONCERNS AND ANTI-CORRUPTION LAWS. While any Indebtedness remains outstanding, (a) Borrower and any Guarantor, each of their subsidiaries or affiliates, and their respective directors, officers, employees, or agents will not (i) be or become a Sanctioned Person, (ii) allow any of their assets to be located in a Sanctioned Country, or (iii) derive any of their operating income from investments in, or transactions with, one or more Sanctioned Person or Sanctioned Country; and (b) no part of the proceeds of Indebtedness will be used directly or indirectly (i) to fund or finance any operations, investments or activities in or make any payments to a (x) person that is, or is owned or controlled by, persons that are the subject of any Sanctions (as defined below) (each a “Sanctioned Person”) or (y) country or territory that is the subject of Sanctions, or is owned or controlled by one or more Sanctioned Person a (“Sanctioned Country”), or in any other manner that would result in a violation of any Sanctions by any Person, or (ii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any laws, rules or regulations of any jurisdiction concerning or relating to bribery or corruption. Borrower further represents that Borrower and any guarantor, each of their subsidiaries or affiliates have conducted their business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977 and other applicable anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws. “Sanctions” means any trade, economic or financial sanctions administered or enforced by the Office of Foreign Assets Control, the U.S. Department of State, the United States Security Council, the EU, Her Majesty’s Treasury or other relevant sanctions authority.

EXECUTION; ESIGNATURE. This Agreement and any other documents to be delivered in connection herewith may be manually or, if approved by Lender, electronically signed, including signatures transmitted by telecopy, emailed PDF, or by any other electronic means that reproduces an image of an actual executed signature page. If electronically signed, to the fullest extent permitted by applicable law, including, without limitation, the Federal Electronic Signatures in Global and National Commerce Act, any state laws based on the Uniform Electronic Transactions Act, and the UCC (i) each electronic signature shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature, and (ii) the electronic matching of assignment terms, electronic contract formations on electronic platforms, and the keeping of records in electronic form all shall be of the same legal effect, validity, enforceability and admissibility as the use of a paper-based recordkeeping system. The words execution, execute, signed, signature and words of like import in this Agreement or any document executed in connection herewith shall include electronic signatures as contemplated in this paragraph. Nothing herein shall require Lender to accept electronic signatures in any form or format or through any electronic platform or service. Notwithstanding acceptance of any electronic signature by Lender, manually executed signatures shall be delivered promptly upon request by Lender.

Loan No: 00001	BUSINESS LOAN AGREEMENT (Continued)	Page 7

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Borrower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including Lender’s reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Borrower Information. Borrower consents to the release of information on or about Borrower by Lender in accordance with any court order, law or regulation and in response to credit inquiries concerning Borrower.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Texas.

Non-Liability of Lender. The relationship between Borrower and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Borrower. Borrower is exercising Borrower’s own judgment with respect to Borrower’s business. All information supplied to Lender is for Lender’s protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Borrower of any matter with respect to Borrower’s business. Lender and Borrower intend that Lender may reasonably rely on all information supplied by Borrower to Lender, together with all representations and warranties given by Borrower to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender’s right to so rely.

Notice of Lender’s Breach. Borrower must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Borrower waives any claim, cause of action or offset for which notice is not given in accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.

Indemnification of Lender. Borrower agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender’s reasonable attorneys’ fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this Agreement, as well as by: (1) the ownership, use, operation, construction, renovation, demolition, preservation, management, repair, condition, or maintenance of any part of the Collateral; (2) the exercise of any of Borrower’s rights collaterally assigned and pledged to Lender hereunder; (3) any failure of Borrower to perform any of its obligations hereunder; and/or (4) any failure of Borrower to comply with the environmental and ERISA obligations, representations and warranties set forth herein. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Borrower’s indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Collateral and/or Borrower’s business activities. Should any claim, action or proceeding be made or brought against Lender by reason of any event as to which Borrower’s indemnification obligations apply, then, upon Lender’s demand, Borrower, at its sole cost and expense, shall defend such claim, action or proceeding in Borrower’s name, if necessary, by the attorneys for Borrower’s insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorneys at its reasonable discretion to defend Borrower and to assist in its defense and Borrower agrees to pay the fees and disbursements of such attorneys.

Counterparts. This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s or any Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

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Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Payment of Interest and Fees. Notwithstanding any other provision of this Agreement or any provision of any Related Document, Borrower does not agree or intend to pay, and Lender does not agree or intend to charge, collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of interest or in the nature of a fee for the Loan which would in any way or event (including demand, prepayment, or acceleration) cause Lender to contract for, charge or collect more for the Loan than the maximum Lender would be permitted to charge or collect by any applicable federal or Texas state law. Any such excess interest or unauthorized fee will, instead of anything stated to the contrary, be applied first to reduce the unpaid principal balance of the Loan, and when the principal has been paid in full, be refunded to Borrower.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Sole Discretion of Lender. Whenever Lender’s consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender’s decision shall be final and conclusive.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Borrower” as used in this Agreement shall include all of Borrower’s subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Return Payment Fee. Borrower shall pay to Lender a returned payment fee if the Borrower or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Lender unpaid.

Business Purpose. This instrument is entered into for a business purpose, does not evidence or constitute a “consumer transaction”, as defined in the Uniform Commercial Code, and none of the proceeds of the loan evidenced hereby have been or will be used for personal, family or household purposes.

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS aINSTRUMENT OR AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN ANY BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND ENTER INTO THIS INSTRUMENT OR AGREEMENT. EACH BORROWER HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FURTHER, NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

Stamps and other fees. The Borrower shall pay all federal or state stamp and recording taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of this Agreement or the Related Documents or any security granted to the Lender; and the Borrower agrees to indemnify and hold harmless Lender against any and all liability in respect thereof. Borrower shall pay all fees incurred by Lender for the appraisal of the Collateral obtained at any time after the date of this Agreement which Lender requires pursuant to federal or state regulations, in connection with any event of default under this Agreement and the Related Documents or restructure of the Loan, any material damage to or condemnation of the Collateral, or in connection with any foreclosure or forbearance. Such appraisal fees shall be payable on demand, shall accrue interest at the default rate set forth in the Note(s) following demand and shall be secured by the Security Agreements.

Transactions with affiliates. Borrower shall not directly or indirectly, sell, lease, transfer, or otherwise dispose of any of its property to, or purchase any property from, or enter into any contract, agreement, understanding, loan, advance, guarantee or transaction (including the rendering of services) with or for the benefit of, any Affiliate (each of the foregoing, an “Affiliate Transaction”), unless (a) such Affiliate Transaction or series of Affiliate Transactions is (i) in the best interest of Borrower and (ii) on terms that are no less favorable to Borrower than those that would have been obtained in a comparable arm’s-length transaction by Borrower with a person that is not an Affiliate. For purposes of this section, “Affiliate” shall mean any Borrower, any relative of any Borrower, any Guarantor, or any relative of any Borrower or an entity which is a parent, subsidiary, or any person or entity controlled by, or under the common control of, any Borrower, Guarantor, Borrower parent or subsidiary, Guarantor parent or subsidiary, or any relative of any Borrower or Guarantor.

Loan No: 00001	BUSINESS LOAN AGREEMENT (Continued)	Page 9

Limitation on damages. LENDER AND BORROWER EXPRESSLY AND IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT, AND IRREVOCABLY AGREE NOT TO ASSERT, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER AGAINST EACH OTHER (OR AGAINST EACH OTHER’S RESPECTIVE DIRECTORS, OFFJCERS, EMPLOYEES, ATTORNEYS OR AGENTS) AT ANY TIME ARISING UNDER OR RELATING TO ANY SUIT, ACTION, OR PROCEEDING, WHETHER BY CLAIM OR COUNTERCLAIM, RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS, THE LOAN(S) OR ANY TRANSACTIONS CONTEMPLATED THEREBY OR RELATE THERETO, ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR SIM\LIAR DAMAGES (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF BUSINESS PROFITS OR REVENUE). The parties agree that this section is a specific and material aspect of this Agreement and that Lender would not extend credit to Borrower if the. waivers set forth in this section were not a part of this Agreement.

No third party beneficiaries. This Agreement is not intended to confer upon any person other than Borrower and Lender any rights or remedies hereunder.

Construction. Each party hereto hereby acknowledges that all parties hereto participated equally .in the drafting and/or negotiation of this Agreement and1hat, accordingly, no court when interpreting this Agreement shall construe 1t more stringently-against one party than the other.

UNIFORM COMMERCIAL CODE. All references to the Uniform Commercial Code or UCC herein shall be to the Uniform Commercial Code as adopted by and under the laws of the jurisdiction governing this instrument or agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically slated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the sin9ular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on il line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word ‘‘Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word “Borrower” means ROTHE DEVELOPMENT, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

ERISA. The word “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and including all regulations and published interpretations of the act.

Event of Default. The words “Event of Default” mean individually. collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word “GAAP” means generally accepted accounting principles.

Grantor. The word “Grantor’’ means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation air Borrowers granting such a Security Interest.

Guarantor. The word �Guarantor’’ means any guarantor, surety, or accommodation party of any or all of the Loan, and, in each case, Borrower’s successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation, any and all hazardous or toxic substances, materials or waste as defined by or fisted under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and intere.st together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word “Lender” means TRUIST BANK, its successors and assigns.

Loan. The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time, and further including any and all subsequent amendments, additions, substitutions, renewals and refinancings of any of Borrower’s Loans.

Note. The word “Note” means the Note dated June 10, 2026 and executed by ROTHE DEVELOPMENT, INC. ·in the principal amount of $8,000.000.00, together with all renewals ,of, extensions of. modifications of. refinancings of. consolidations of, and substitutions for the note or credit agreement.

OCBOA. The term “OCBOA” means Other Comprehensive Basis of Accounting, as designated by Lender in writing as an acceptable alternative to GAAP.

Loan No: 00001	BUSINESS LOAN AGREEMENT (Continued)	Page 10

Permitted Liens. The words “Permitted Liens” mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property .acquired or held by Borrower in the ordinary course of business to secure Indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness and Liens”; (5) liens and security Interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an Immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other Instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan,

Security Agreement. The words “Security Agreement• mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract. or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words “Security Interest” mean, individually, collectively, and interchangeably, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATEO JUNE 10, 2026.

BORROWER:

ROTHE DEVELOPMENT, INC.

By:	/s/ Karen Kay Wheeler-Hall	By:	/s/ Thomas Howell Hall III
	KAREN KAY WHEELER-HALL, MEMBER of ROTHE DEVELOPMENT, INC		THOMAS HOWELL HALL III, MEMBER of ROTHE DEVELOPMENT, INC.

LENDER:

TRUIST BANK

By:	/s/ Stephanie Dick
STEPHANIE DICK, SENIOR VICE PRESIDENT

*9701190975000011472*

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$8,000,000.00	06-10-2026	06-10-2027	00001		9701190975	14501
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	ROTHE DEVELOPMENT, INC.	Lender:	TRUIST BANK
	4614 Sinclair Rd		SAN ANTONIO • COMMERCIAL LOANS
	San Antonio, TX 78222		100 NE LOOP 410 STE 806
SAN ANTONIO, TX 78216-4700

Principal Amount: $8,000,000.00	Date of Note: June 10, 20.26

PROMISE TO PAY. ROTHE DEVELOPMENT, INC. (“Borrower”) promises to pay to TRUIST BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of Eight Million & 00/100 Dollars ($8,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance or maturity, whichever occurs first.

CHOICE OF USURY CEILING AND INTEREST RATE. The interest rate on this Note has been implemented under the “Weekly Ceiling” as referred to in Sections 303.002 and 303.003 of the Tex.as Finance Code.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 10, 2027. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 10, 2026, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied to any unpaid collection costs, late and other charges and fees, accrued unpaid interest, and principal in such order as Lender may determine in its sole and absolute discretion. Borrower will pay lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIA.BLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the changes in an independent index which is the Term SOFR reference rate for the one month tenor (“Applicable Tenor”) as further defined in the Term SOFR Addendum of even date (the “Index”). The Index is not necessarily the lowest rate charged by lender on its ‘loans. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each Interest Period. “Interest Period” means a one month period. the initial Interest Period shall commence on the date of the Note with each successive Interest Period commencing on the same d-ay of the month as the Note dale each month thereafter; provided that (i) if there is no numerically corresponding day to the Note date in the month on which the interest Period is to commence, then the interest Period shall commence on the last calendar day of said month; (ii) no interest Period shall extend beyond the earlier of termination of the Loan whether by maturity or acceleration and (iii) the initial Interest Period may commence on the initial funding or booking date and result in a shorter initial Interest Period. Borrower understands that lender may make loans based on other rates as weir. Interest prior to maturity on the unpaid principal balance of this Note will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate of 1.750 percentage points over the Index (the “Margin”). If Lender determines, in its sole discretion, that the Index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Note, Lender may amend this Note by designating a substantially similar substitute index. Lender may also amend and adjust the Margin to accompany the substitute index. The change to the Margin may be a positive or negative value, or zero. In making these amendments, Lender may take into consideration any then-prevailing market convention for selecting a substitute index and margin for the specific index that is unavailable or unreliable. Such an amendment to the terms of this Note will become effective and bind Borrower 10 business days after Lender gives written notice to Borrower without any action or consent of the Borrower. NOTJCE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. For purposes of this Note, the “maximum rate allowed by applicable law” means the greater of (A) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (B) the ·weekly Ceiling” as referred to in Sections 303.002 and 303.003 of the Texas Finance Cade.

INTEREST CALCULATION METHOD. interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

REAMORTIZATION. In addition to other rights herein, Lender reserves the right in its sole discretion, from time to time, to (a) adjust any periodic fixed payment in such amounts and at such times to repay principal at the amortization period originally agreed upon and accruals of interest.as the same becomes due, and (b) increase Borrower’s payments to pay all accruals of interest for the period and accruals of unpaid interest from previous periods.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs -and expenses for which Borrower is responsible under this Nole or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to s-end Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower Will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including· any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or, limitations or as full satisfaction. of a disputed amount must be mailed or delivered to; TRUIST 6ANK, SAN ANTONIO - COMMERCIAL LOANS, 100 NE LOOP 410 STE 506, SAN ANTONIO, TX 782164700.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to 15%. However, in no event will the interest rate exceed the maximum. interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Loan No: 00001	PROMISSORY NOTE (Continued)	Page 2

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Granter defaults under any loan, extension of credit., security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s objurgations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, under this Note or the related documents in connection with the obtaining of the loan evidenced by this Note or any security document directly or indirectly securing repayment of this Note is false or misleading in any material respect, either now or at the time made or furnished or :becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings-, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good Faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral., and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change-in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the related documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Borrower and the failure by Borrower to discharge the same, or cause it to be discharged, or bonded off to Lender’s satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note ls impaired.

s Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor, or any other guarantor, endorser, surety, or accommodation party of any of the indebtedness or any Guarantor, or any other guarantor, endorser, surety·, or accommodation, party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

LENDER’S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance under this Note., all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.

RETURN PAYMENT FEE. Borrower shall pay to Lender a returned payment fee if the Borrower or any other obliger hereon makes any payment at any time by check or other instrument, ..or by any electronic means, which is returned to Lender unpaid.

LENDER’S REMEDIES. Upon an Event of Default, in addition to Lender’s rights set forth above, Lender may, at its option and without notice to Borrower (i) cease making advances or disbursemer1ts including during any cure period; (ii) advance funds necessary to remedy any default or pay any lien filed against any of the collateral; (iii) take possession. of the collateral or any part thereof; (iv) foreclose Lender’s security interest and/or lien on any collateral in accordance with applicable law; (v) make demand upon any or all guarantors; and (vi) exercise any other right or remedy which Lender has under the Note or any related documents or which is otherwise available at law or in equity. Upon an Event of Default, Lender may immediately apply the rate specified in the Interest After Default provision set forth above until the default has been satisfactorily cured or until the Indebtedness has been paid in full, and such rate shall apply after judgment All of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Any election by Lender to pursue any remedy shall not exclude the right to pursue any other remedy unless expressly prohibited by law, and any election by Lender to make expenditures or to take action to perform an obligation of 8orrower, or of any granter, shall not affect Lender’s right to declare a default and exercise its rights and remedies.

WAIVER BY BORROWER To the maximum extent permitted by applicable law, Borrower hereby waives all rights, remedies, claims, and defenses based upon or related to Sections 51.003, 51.004, and 51.005 of the Texas Property Gode, to the extent the same pertain or may pertain to any enforcement of this Note.

ATTORNEYS’ FEES; EXPENSES. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender’s reasonable attorneys’ fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording, releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Texas.

RIGHT OF SETOFF. To the extent permitted by applicable. law. Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account)’. This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future, However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, .at Lender’s option, to administratively freeze all such accounts to allow lender to protect Lender’s charge and setoff rights provided in this paragraph.

Loan No: 00001	PROMISSORY NOTE (Continued)	Page 3

COLLATERAL. Borrower acknowledges this Note fs secured by the following collateral described in the security instrument fisted herein:

(A) a Commercial Security Agreement dated June 10, 2026 made and executed between ROTHE DEVELOPMENT, INC. and Lender on collateral described as: inventory, Chattel paper, accounts, equipment and general intangibles.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as wen as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including electronic records. This revolving line of credit shall not be subject to Ch. 346 of the Texas Finance Code.

FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

FINANCIAL INFORMATION. Borrower represents and covenants with Lender that: (1) all financial information, including but not limited to any and all financial statements and tax returns, previously furnished or which is now being fum1sheo by or on behalf of Borrower to Lender for the purposes of or in connection with the Note or any related transaction is, and all such information furnished by or on behalf of Borrower to Lender in the future will be, (a) accurate, true and correct in all material respects on the date such information is dated or certified; (b) complete in all material respects and no material fact or information .has been omitted which, by such omission, could cause the information to be misleading; and (c).a fair and accurate presentation of the financial condition and operations of the Sorrower; (2) along with the submission of any financial information, Borrower will n9tify Lender if there has been a material change in the ·financial condition of the Borrower since the date of the financials Qei11g submitted; (3) Borrower shall also furnish such information as Lender shall request related to the Collateral and the financial condition of any obligor all of which shall be complete, true and correct in all material respects.

FINANCIAL STATEMENT CERTIFICATION AND COMPLIANCE CERTIFICATE. Upon the request of Lender, concurrently with the delivery of financial statements, Borrower shall deliver to Lender a certificate in a form satisfactory to Lender certifying (i) the financial statements are complete·, true and accurate in all material respects; (ii) Borrower is in compliance with all covenants in the Note and any related documents; (iii) stating whether there exists an event of default or any circumstances which, with notice or the passage of time or both, would constitute an event of default, and (iv) if them exists an event of default or any such circumstance, specifying the details thereof and the action which Borrower has taken or proposes to take with respect thereto (it being understood that any action by Borrower to cure any default shall not serve as a cure of said default under the terms of the Note or any related document nor prevent Lender from exercising any right with respect to said default).

NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights-under this Note, as amended or modified from time to time, or any document related thereto unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right-or any other right. A waiver by Lender of a provision of this Note or any related document shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision thereof. No prior waiver by Lender, nor any course of dealing between Lender and Borrower or between Lender any grantor or guarantor, shall constitute a waiver of any of Lender’s lights or of the obligations any of Borrower’s or any granter or guarantor in connection with any future transaction. Whenever the consent of Lender is required under this Note or any related document, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent ls required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

AUTHORIZATION OF ADVANCES. In addition to any advances made in accordance with the terms of the Note or any other related document, advances may be made in accordance with the terms and conditions of any other agreement between Borrower and Lender, and Borrower agrees to be 1iable for all sums advanced in accordance with any instructions provided by Borrower or its representatives pursuant to such agreements and products or services offered thereunder. All advances are subject to availability and Borrower shall comply with any conditions or requirements for advances under the loan evidenced by the Note.

PATRIOT ACT NOTICE AND OTHER INFORMATION. Lender hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act (Title Ill of Pub. L. 107-56 signed into law October 26, 2001), Lender may be required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act. Further, Lender hereby notifies Borrower that, pursuant to the requirements of the Beneficial Ownership Rule (31 C.F.R. §1010.230), Lender may be required to obtain, verify and record information contained in a beneficial ownership certification executed by Borrower, which will identify the key individuals who have beneficial ownership or control of Borrower. Borrower covenants- and agrees to promptly furnish to Lender such information and certifications with respect thereto as Lender shall request from time to time to obtain, verify and record information that identifies each Person obtaining a loan or executing documents in connection therewith.

BUSINESS PURPOSE. This instrument is entered into for a business purpose, does not evidence or constitute a “consumer transaction”, as defined in the Uniform Commercial Code, and none of the proceeds of the loan evidenced hereby have been or will be used for .personal, family or household purposes.

USURY SAVINGS CLAUSE. It is the intention of Lender and Borrower to comply strictly with all applicable usury laws; and, accordingly, ln no event shall Lender ever be ,entitled to charge, collect, or apply as interest any interest, fees, charges, or other payments equivalent to interest, in excess of the maximum rate which the Lender may lawfully charge under applicable. state and federal statutes and laws from time to time in effect; and, in the event that Lender ever receives, collects, or applies as interest, any such excess, such amount which, but for this provision, would be excessive interest shall be applied to the reduction of the unpaid principal amount of the. Note; and, if said principal amount and all lawful interest thereon is paid in full, any remaining excess shall be refunded to Borrower. All interest paid or agreed to be paid shall, to the maximum extent permitted by applicable law, be amortized, prorated. allocated and spread throughout the full term of the loan, including any renewals, until payment in full of the principal. Any provision hereof, or of any other agreement between Lender and Borrower. that operates to bind, obligate, or compel Borrower to pay interest in excess of such maximum lawful contract rate shall be construed to require the payment of the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained herein or in any other agreement between Lender and Borrower that is in conflict with the provisions of this paragraph.

CHOICE OF VENUE. Any 1egal action with respect to the indebtedness evidenced by the Note may be brought in the courts of the State/Commonwealth/District in which Lender’s branch office set forth above is located or in the appropriate United States District Court situated in such State/Commonwealth/District, and Borrower hereby accepts and unconditionally submits to the jurisdiction of such courts, Borrower hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

Loan No: 00001	PROMISSORY NOTE (Continued)	Page 4

WAIVER OF JURY TRIAL UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS INSTRUMENT OR AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BE1WEEN ANY BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN ANO ENTER INTO THIS INSTRUMENT OR AGREEMENT. EACH BORROWER J-HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FURTHER, NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

NOTICES. Any notice required to be given under this Note shall be given in writing, and shall be effective when actually delivered, when deposited with a nationally recognized overnight courter, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Note. Any party may change its address for notices under this Note by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Note to be illegal. invalid, or unenforceable as to any circumstance. that finding shall not make the offending provision, illegal, invalid, or unenforceable as to any other circumstances. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable, if the offending provision cannot be so modified, it shall be considered deleted from this Note. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Note shall riot affect the legality, validity of enforceability of any other provision of this Note.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Note.

INTERPRETATION. In all cases where there is more than one Borrower, then all words used in this Note in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named’ in this Note or when this Note is executed by more than one Borrower, the words “Borrower” shall mean all .and any one or more of them. The words “Borrower” and “Lender” include the heirs, successors, assigns, and transferees of each of them; provided however, Borrower is not permitted to assign its duties or obligations hereunder. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine neuter, singular or plural as the identify of the person or persons referred to may require. Wherever possible, the provisions of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision shall be determined to be invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions· of this Note. If any one or more of Borrower are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Note.

UNIFORM COMMERCIAL CODE. All references to the Uniform Commercial Code or UCC herein shall be to the Uniform Commercial Code as adopted by and under the laws of the jurisdiction governing this instrument or agreement.

RENEWAL In addition to any other rights set forth herein, Lender, in its sole discretion, may, but shall not be obligated to, renew or extend the final maturity date under the Note by written notice- from Lender to Borrower. Any such extension or renewal may be conditioned upon timely payment of a fee by Borrower to the extent set forth in the notice. Any such extension or renewal shall not operate as a waiver of any rights, duties, defaults or defaults under this Note or any related document.

WAIVER OF CONSUMER RIGHTS. TO THE EXTENT APPLICABLE, BORROWER WAIVES BORROWER’S RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES • CONSUMER PROTECTION ACT, Section 17.21 ET. SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BORROWER’S OWN SELECTION, BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. BORROWER REPRESENTS THAT IT HAS KNOWLEDGE AND EXPERIENCE JN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION AND THAT THE WAIVER IN THIS PARAGRAPH IS ISNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY BORROWER, AND THAT BORROWER UNDERSTANDS THE LEGAL CONSEQUENCES OF STGNING THIS WAIVER.

KYC; BENEFICIAL OWNERSHIP INFORMATION. Upon request of Lender, Borrower shall, and shall cause any guarantor or other parties as required by Lender to, provide Lender (i) documentation and other information so requested in connection. with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, and (ii) beneficial ownership certificates or other information as Lender shall require from ·any “legal entity customer’ under beneficial ownership regulations, including 31 C.F.R. § 1010.2.30, the Beneficial Ownership Regulation. Until the Note is paid in full, Borrower represents and covenants that none of the Borrower, any of its affiliates. or any of their respective directors, officers, managers, partners, or any other authorized representatives is named as a “Specially Designated National and Blocked Person”, on the list published by the U.S. Department of the Treasury Office of Foreign Assets Control (OFAC) at its official website.

SANCTIONS CONCERNS AND ANTI-CORRUPTION LAWS. While the Joan evidenced by the Note remains outstanding, (a) Borrower and any guarantor, each of their subsidiaries or affiliates, and their respective directors, officers, employees, or agents will not (i) be or become a Sanctioned Person, (ii) allow any of their ·assets to be located in a Sanctioned Country, or (iii) derive any of their operating income from investments in, or transactions with, one or more Sanctioned Person or Sanctioned Country; and (b) no part of the proceeds of the loan evidenced by the Note will be used directly or indirectly (i) to fund or finance any operations, investments or activities in or make any payments to a (x) person that is, or fa owned or controlled by, persons that are the subject of any Sanctions (as defined below) (each a “Sanctioned Person”) or (y) country or territory that is the subject of Sanctions, or is owned or controlled by one or more Sanctioned Person (a “Sanctioned Country”), or in any other manner that would result in a violation of any Sanctions by any Person, or (ii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything e)se of value, to any Person in violation of any laws, rules or regulations of any Jurisdiction concerning or relating to bribery or corruption. Borrower further represents that Borrower and any guarantor, each of ihe1r subsidiaries or affiliates have conducted their business in compliance in. all material respects with the United States Foreign Corrupt Practices Act of 1977 and other applicable anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws. “Sanctions” means any trade, economic or financial sanctions administered or enforced by the Office of. Foreign Assets Control, the U.S. Department of State, the United Nations Security Counc11, the EU, Her Majesty’s Treasury or other relevant sanctions authority·

Loan No: 00001	PROMISSORY NOTE (Continued)	Page 5

COUNTERPARTS; EXECUTION; ESIGNATURE. This Note and any document executed 1n connection herewith may be executed in one or more counterparts, each of which shall be deemed an original and all of Which shall be deemed one and the same instrument. This Note and any other documents to be delivered in connection herewith may be manually or, if approved by Lender, electronically signed, including signatures transmitted by telecopy, emailed PDF, or by any other electronic means that reproduces an image of an actual executed signature page. If electronically signed, to the fullest extent permitted by applicable law, including, without limitation, the Federal Electronic Signatures in Global and National Commerce Act, any state laws based on the Uniform Electronic Transactions Act, and the UCC (i) each electronic signature shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature, and (ii) the electronic matching of assignment terms, electronic contract formations on electronic platforms, and the keeping of records in electronic form all shall be of the same legal effect, validity, enforceability and admissibility as the use of a paper-based recordkeeping system. The words execution, execute, signed, signature and words of like import in this Note or any document executed in connection herewith shall include electronic signatures as contemplated in this paragraph. Nothing herein shall require Lender to accept electronic signatures in any form or format or through any electronic platform or- service. Notwithstanding acceptance of any electronic signature by Lender, manually executed signatures shall be delivered promptly upon request by Lender.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (Including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not ·intend to charge or collect any unearned 1nterest in the event of acceleration. All sums paid nr agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the ex-tent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note· without losing them. Borrower and any other person Who signs, guarantees or endorses-this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan Without the-consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note-are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ ANO UNDERSTOOD All THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTE.REST RATEPROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A.COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

ROTHE DEVELOPMENT, INC.

By:	/s/ Karen Kay Wheeler-Hall	By:	/s/ Thomas Howell Hall III
	KAREN KAY WHEELER-HALL, MEMBER of ROTHE DEVELOPMENT, INC		THOMAS HOWELL HALL III, MEMBER of ROTHE DEVELOPMENT, INC.

*9701190975000011457*

COMMERCIAL GUARANTY

Borrower:	ROTHE DEVELOPMENT, INC.	Lender:	TRUIST BANK
	4614 Sinclair Rd		SAN ANTONIO - COMMERCIAL LOANS
	San Antonio, TX 78222		100 NE LOOP 410 STE 806
SAN ANTONIO, TX 78216-4700

Guarantor:	KAREN KAY WHEELER-HALL
3010 Layne St
La Porte, TX 77571

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual paymen.t and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are. continuing.

INDEBTEDNESS. The word’ “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and le9al expenses related thereto permitted by law, Lender’s reasonable attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred, or unenforceable against Borrower for any .reason whatsoever; for any ‘transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any suet) other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the ·terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARJSING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME,

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice-to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid. and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation and Lender’s written acknowledgment of receipt. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, “new Indebtedness” does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantors death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, .even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

CONSIDERATION FOR GUARANTOR. Guarantor represents to Lender that the making of the loan or other financial accommodations from Lender to Borrower will .benefit, directly or indirectly, Guarantor. Guarantor acknowledges that Lender is relying upon this representation and the Guaranty provided by Guarantor in extending the loan or other financial accommodations to Borrower.

Loan No: 00001	COMMERCIAL GUARANTY (Continued)	Page 2

ADDITIONAL OBLlGATIONS GUARANTEED. Subject to any maximum amount, if any, guaranteed herein, the Guarantor hereby guarantees payment of any obligations under any agreement between Borrower and Lender, whether now existing or hereafter arising, which provides for an interest rate, credit, commodity or equity swap or interest rate cap, floor or collar, any spot or forward foreign exchange ·transaction, currency swap, cross-currency swap, currency option or similar transaction or any combination of or option with respect to these or similar transactions, entered into for the purpose of hedging Borrower’s exposure to fluctuation in interest or exchange rates, loan, credit, exchange, security or currency valuations or prices pursuant to any ISDA Master Agreement executed by Borrower and all Schedules and Confirmations entered into in connection therewith (“Hedge Agreement”). All such obligations and expenses shall 0e added to and shall be a part of the Indebtedness; provided however, in no event shall Indebtedness will’ include any Swap Obligation (as hereinafter defined)., if and to the extent that all or any portion of this Guaranty of such Swap Obligation is or becomes Illegal under the Commodity Exchange Act, 7 U.S.C. §1 et seq., (as amended and together with any successor statute, the “Commodity Exchange Act”), or any rule, regulation or order of the Commodities futures Trading Commission (or the application or official interpretation of any thereof), by virtue- of Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time th.at this Guaranty becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, the exclusion of such Swap Obligation under this Guaranty shall apply only to the portion of such Swap Obligation that is attributable to swaps for Which this Guaranty is or becomes illegal. For purposes hereof, the term “Swap Obligation” means any obligation to pay or perform under any agreement; contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Ac-t.

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice. or demand and Without lessening or otherwise affecting Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter-,compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any p,3rt of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to lake and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender Tn its discretion may detem1ine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness: and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and, will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and Will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened: (1) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GlJAR’ANTOR’S COVENANTS. Guarantor represents, warrants, and covenants to Lender that: (A) any and all financial statements and any tax returns previously or hereinafter provided by Guarantor to Lender in connection are complete. true and correct in all material aspects and fairly present the financial position of Guarantor; (B) Upon request of Lender, concurrently· with the delivery of financial statements as required hereunder, Guarantor shall deliver to Lender a certificate in a form satisfactory :to Lender certifying (i) the financial statements are complete, true and accurate in all material .respects; (ii) Guarantor is in compliance with all covenants in the Guaranty and any related documents; (iii) stating whether there exists an event of default or any circumstances which, with notice or the passage of time or both, would constitute an event of default; and (iv) 1f there’ exists an event of default or any such circumstance, specifying the details thereof and the action Which Guarantor has taken or proposes ,to take with respect thereto (it being understood that any action by Guarantor to cure any default shall not serve as a cure of said default under the terms of this Agreement or prevent Bank from exercising any right with respect to said default); (C) if Guarantor is a corporation, partnership, limited partnership, limited liability partnership or limited liability company (i) it is duly organized and validly existing under the laws of its state of incorporation or organization and is duly qualified and in good standing 1n every other state in which the nature of its business shall require such qualification, (ii) it shall maintain its existence and good standing in the state of its incorporation or organization, (iii) it shall maintain its current legal form of business as shown on the authorization or resolution provided by Guarantor to Lender, (iv) it shall not change Guarantor’s name, or ·enter into any merger, consolidation, reorganization or exchange of stock, ownership ·interests or assets, and (v) it shall remain qualified to do business in each jurisdiction in which such qualification is required; and (D) Guarantor will comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency thereof all taxes, assessments, and governmental ·charges imposed or assessed upon Guarantor or upon Guarantor’s property.

GUARANTOR’S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Additional Requirements.

Tax Return - Personal. As soon as available, but in no event later 1han 30 days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns for Guarantor, including Schedule K-1 statements and all other tax return schedules and filed tax return extensions, if applicable.

Personal Financial Statement. A personal financial statement including a schedule of contingent liabilities, provided annually, but in no event later than seventeen (17) months after the prior statement “as of” date, on a form acceptable to Lender in its sole discretion and in such reasonable detail as Lender may require and certified by (Party Reference) as being true, correct and complete. For avoidance of doubt the provision requiring financial reports provided be in compliance with GAAP shall not apply to any personal financial statement provided hereunder.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, or other comprehensive basis of accounting acceptable to Lender and designated by Lender in writing, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR’S WAIVERS. Except as proh1bited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once -against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Loan No: 00001	COMMERCIAL GUARANTY (Continued)	Page 3

Guarantor waives all rights of Guarantor under Chapter 43 of the Texas Civil Practice and Remedies Code. Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (BJ any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s .rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer· by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than, payment in full in legal tender, of the Indebtedness; (D) any right 16 claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or In equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any ·deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVE.RS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by Jaw or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any ·IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER’S OEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation. or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment! shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

ADDITIONAL WAIVERS av GUARANTOR. To the maximum extent permitted by applicable law, the Guarantor hereby waives all rights, remedies, claims, and defenses based upon or related to Sections 51.003,51.004, and 51.005 or the Texas Property Code, to the extent the same pertain or may pertain to any enforcement of this Guaranty.

WAIVER OF CONSUMER RIGHTS. TO THE EXTENT APPLICABLE, GUARANTOR WAIVES GUARANTOR’S RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES CONSUMER PROTECTION ACT, Section 17.21 ET. SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF GUARANTOR’S OWN SELECTION, GUARANTOR VOLUNTARILY CONSENTS TO THIS WAIVER. GUARANTOR REPRESENTS THAT GUARANTOR HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE GUARANTOR TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION AND THAT THE WAIVER IN THIS PARAGRAPH IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR. AND THAT GUARANTOR UNDERSTANDS THE LEGAL CONSEQUENCES OF SIGNING THIS WAIVER.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents. constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in Writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s le.9al expenses, incurred in connection With the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including Lender’s reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal Jaw applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to its conflicts of law provisions.

Loan No: 00001	COMMERCIAL GUARANTY (Continued)	Page 4

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warrant1es, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower’ arid “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even ff a provision of this Guaranty may be found to be invalid or unenforceable If any one or more of Borrower or Guarantor are corporations, partnerships., limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting lo act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall he guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor -agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver ts given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of·such consent by Lender in any instance shall not constitute continuing consent to subsequent ..instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Choice of Venue. Any legal action brought in connection with this Guaranty or Indebtedness may be brought in the courts of the State/Commonwealth/District in which Lender’s branch office set forth above is located or in the appropriate United States District Court situated in such State/Commonwealth/District, and Guarantor hereby accepts and unconditionally submits to the jurisdiction of such courts. Guarantor hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, EACH GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT·10 TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS INSTRUMENT OR AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN ANY GUARANTOR AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND ENTER INTO THIS INSTRUMENT OR AGREEMENT. EACH GUARANTOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FURTHER, NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

Return Payment Fee. Guarantor shall pay to Lender a returned payment fee if the Guarantor makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Lender unpaid.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Guaranty.

Eligible Contract Participant. Notwithstanding anything to the contrary herein, any person that does not qualify as an Eligible Contract Participant (as defined in the Commodity Exchange Act, as amended) or otherwise does not qualify as an “indirect proprietorship” pursuant to the rules of the Commodity Futures Trading Commission, shall not be deemed a party to any guaranty of any swap agreement with Lender entered into or modified on or after October 12, 2012, and shall not be liable for any swap obligations to Lender arising from such swap agreement. The foregoing exclusion shall have no effect on any other obligation of such person to Lender under this Guaranty.

Other·Guarantors. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all .guaranties shall be cumulative. This Guaranty shall not (unless specifically ,provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability shall include Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties, The existence of any other guaranty of ,the Indebtedness by any other guarantor shall not reduce the liability of Guarantor hereunder. If any Indebtedness is guaranteed by two or more guarantors, the obligation of Guarantor shall be several and also joint with the other guarantors, and may be enforced at the option of Lender against each guarantor severally, any two or more jointly, or some severally and some jointly. Lender, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor, and thereafter, without notice to any guarantor, Lender may extend or renew any or all Indebtedness and may permit Borrower to incur •additional Indebtedness, without affecting in any manner the unconditional obligation of any remaining guarantor. Guarantor acknowledges that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by another party.

Changes in GAAP. If a change in GAAP becomes effective after the date of this Guaranty that affects the computation of any ratio in a financial covenant or requirement set forth) in this Guaranty, and Guarantor or Lender shall so reasonably request, Lender and Guarantor shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Guarantor shall provide to Lender financial statements and other documents required under this Guaranty or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Loan No: 00001	COMMERCIAL GUARANTY (Continued)	Page 5

Counterparts; Execution; Esignature. This Guaranty and any document executed in ·connection herewith ,may be executed in one or more counterparts, each of Which shall be deemed an original and all of which shall be deemed one and the same instrument. This Guaranty and any other documents to be delivered in connection herewith may be manually or, if approved by Lender, electronically signed, including signatures transmitted by telecopy, emailed PDF, or by any other electronic means that reproduces an image of an actual executed signature page. If electronically signed, to the fullest extent permitted by applicable law, including, without limitation, the Federal Electronic Signatures in Global and National Commerce Act. any state laws based on the Uniform Electronic Transactions Act, and the UCC (i) each electronic signature shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature, and (ii) the electronic matching of assignment terms, electronic contract formations on electronic platforms, and the keeping of records in electronic form all shall be of the same legal effect, validity, enforceability and admissibility as the use of a paper-based recordkeeping system. The words execution, execute, signed, signature and words of like import in this Guaranty or any document executed in connection herewith shall include electronic signature& as contemplated in this paragraph. Nothing herein shall require Lender to accept electronic signatures in any form or fomat or through any electronic platform or service. Notwithstanding acceptance of any electronic signature by Lender, manually executed signatures shall be delivered promptly upon request by Lender.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in •this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money·of the United States of America.. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word ‘‘Borrower” means ROTHE DEVELOPMENT, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GAAP. The word “GAAP” means generally accepted accounting principles.

Guarantor. The word “Guarantor” means everyone·signing this Guaranty, including without llmitati’on KAREN KAY WHEELER-HALL, and in each case, any signer’s successors and assi.gns.

Guaranty. The word “Guaranty’ means this guaranty from Guarantor to Lender.

Indebtedness. The word ‘‘Indebtedness” means Borrower’s indebtedness to Lender as,more particularly described in this Guaranty.

Lender. The word ”Lender” means TRUIST BANK, its successors and assigns.

Note. The word “Note” .means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES- TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT tHE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH

IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 10, 2026.

GUARANTOR:

X	/s/ Karen Kay Wheeler-Hall
KAREN KAY WHEELER-HALL

COMMERCIAL GUARANTY

Borrower:	ROTHE DEVELOPMENT, INC.	Lender:	TRUIST BANK
	4614 Sinclair Rd		SAN ANTONIO - COMMERCIAL LOANS
	San Antonio, TX 78222		100 NE LOOP 410 STE 806
SAN ANTONIO, TX 78216-4700

Guarantor:	THOMAS HOWELL HALL III
3010 Layne St
La Porte, TX 77571

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, Lender’s reasonable attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (Unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation and Lender’s written acknowledgment of receipt. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, “new Indebtedness” does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

CONSIDERATION FOR GUARANTOR. Guarantor represents to Lender that the making of the loan or other financial accommodations from Lender to Borrower will benefit, directly or indirectly, Guarantor. Guarantor acknowledges that Lender is relying upon this representation and the Guaranty provided by Guarantor in extending the loan or other financial accommodations to Borrower.

ADDITIONAL OBLIGATIONS GUARANTEED. Subject to any maximum amount, if any, guaranteed herein, the Guarantor hereby guarantees payment of any obligations under any agreement between Borrower and Lender, whether now existing or hereafter arising, which provides for an interest rate, credit, commodity or equity swap or interest rate cap, floor or collar, any spot or forward foreign exchange transaction, currency swap, cross-currency swap, currency option or similar transaction or any combination of or option with respect to these or similar transactions, entered into for the purpose of hedging Borrower’s exposure to fluctuation in interest or exchange rates, loan, credit, exchange, security or currency valuations or prices pursuant to any ISDA Master Agreement executed by Borrower and all Schedules and Confirmations entered into in connection therewith (“Hedge Agreement”). All such obligations and expenses shall be added to and shall be a part of the Indebtedness; provided however, in no event shall Indebtedness will include any Swap Obligation (as hereinafter defined), if and to the extent that all or any portion of this Guaranty of such Swap Obligation is or becomes illegal under the Commodity Exchange Act, 7 U.S.C. §1 et seq., (as amended and together with any successor statute, the “Commodity Exchange Act”), or any rule, regulation or order of the Commodities Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time that this Guaranty becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, the exclusion of such Swap Obligation under this Guaranty shall apply only to the portion of such Swap Obligation that is attributable to swaps for which this Guaranty is or becomes illegal. For purposes hereof, the term “Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

COMMERCIAL GUARANTY (Continued)	Page 2

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening or otherwise affecting Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S COVENANTS. Guarantor represents, warrants, and covenants to Lender that: (A) any and all financial statements and any tax returns previously or hereinafter provided by Guarantor to Lender in connection are complete, true and correct in all material aspects and fairly present the financial position of Guarantor; (B) upon request of Lender, concurrently with the delivery of financial statements as required hereunder, Guarantor shall deliver to Lender a certificate in a form satisfactory to Lender certifying (i) the financial statements are complete, true and accurate in all material respects; (ii) Guarantor is in compliance with all covenants in the Guaranty and any related documents; (iii) stating whether there exists an event of default or any circumstances which, with notice or the passage of time or both, would constitute an event of default and (iv) if there exists an event of default or any such circumstance, specifying the details thereof and the action which Guarantor has taken or proposes to take with respect thereto (it being understood that any action by Guarantor to cure any default shall not serve as a cure of said default under the terms of this Agreement or prevent Bank from exercising any right with respect to said default); (C) if Guarantor is a corporation, partnership, limited partnership, limited liability partnership or limited liability company (i) it is duly organized and validly existing under the laws of its state of incorporation or organization and is duly qualified and in good standing in every other state in which the nature of its business shall require such qualification, (ii) it shall maintain its existence and good standing in the state of its incorporation or organization, (iii) it shall maintain its current legal form of business as shown on the authorization or resolution provided by Guarantor to Lender, (iv) it shall not change Guarantor’s name, or enter into any merger, consolidation, reorganization or exchange of stock, ownership interests or assets, and (v) it shall remain qualified to do business in each jurisdiction in which such qualification is required; and (D) Guarantor will comply in all respects will all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency thereof all taxes, assessments, and governmental charges imposed or assessed upon Guarantor or upon Guarantor’s property.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor waives all rights of Guarantor under Chapter 43 of the Texas Civil Practice and Remedies Code. Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

COMMERCIAL GUARANTY (Continued)	Page 3

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

ADDITIONAL WAIVERS BY GUARANTOR. To the maximum extent permitted by applicable law, the Guarantor hereby waives all rights, remedies, claims, and defenses based upon or related to Sections 51.003, 51.004, and 51.005 of the Texas Property Code, to the extent the same pertain or may pertain to any enforcement of this Guaranty.

WAIVER OF CONSUMER RIGHTS. TO THE EXTENT APPLICABLE, GUARANTOR WAIVES GUARANTOR’S RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.21 ET. SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF GUARANTOR’S OWN SELECTION, GUARANTOR VOLUNTARILY CONSENTS TO THIS WAIVER. GUARANTOR REPRESENTS THAT GUARANTOR HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE GUARANTOR TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION AND THAT THE WAIVER IN THIS PARAGRAPH IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR, AND THAT GUARANTOR UNDERSTANDS THE LEGAL CONSEQUENCES OF SIGNING THIS WAIVER.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including Lender’s reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to its conflicts of law provisions.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

COMMERCIAL GUARANTY (Continued)	Page 4

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Choice of Venue. Any legal action brought in connection with this Guaranty or Indebtedness may be brought in the courts of the State/Commonwealth/District in which Lender’s branch office set forth above is located or in the appropriate United States District Court situated in such State/Commonwealth/District, and Guarantor hereby accepts and unconditionally submits to the jurisdiction of such courts. Guarantor hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, EACH GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS INSTRUMENT OR AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN ANY GUARANTOR AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND ENTER INTO THIS INSTRUMENT OR AGREEMENT. EACH GUARANTOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FURTHER, NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

Return Payment Fee. Guarantor shall pay to Lender a returned payment fee if the Guarantor makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Lender unpaid.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Guaranty.

Eligible Contract Participant. Notwithstanding anything to the contrary herein, any person that does not qualify as an Eligible Contract Participant (as defined in the Commodity Exchange Act, as amended) or otherwise does not qualify as an “indirect proprietorship” pursuant to the rules of the Commodity Futures Trading Commission, shall not be deemed a party to any guaranty of any swap agreement with Lender entered into or modified on or after October 12, 2012, and shall not be liable for any swap obligations to Lender arising from such swap agreement. The foregoing exclusion shall have no effect on any other obligation of such person to Lender under this Guaranty.

Other Guarantors. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability shall include Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties. The existence of any other guaranty of the Indebtedness by any other guarantor shall not reduce the liability of Guarantor hereunder. If any Indebtedness is guaranteed by two or more guarantors, the obligation of Guarantor shall be several and also joint with the other guarantors, and may be enforced at the option of Lender against each guarantor severally, any two or more jointly, or some severally and some jointly. Lender, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor, and thereafter, without notice to any guarantor, Lender may extend or renew any or all Indebtedness and may permit Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of any remaining guarantor. Guarantor acknowledges that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by another party.

Changes in GAAP. If a change in GAAP becomes effective after the date of this Guaranty that affects the computation of any ratio in a financial covenant or requirement set forth in this Guaranty, and Guarantor or Lender shall so reasonably request, Lender and Guarantor shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Guarantor shall provide to Lender financial statements and other documents required under this Guaranty or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Counterparts; Execution; Esignature. This Guaranty and any document executed in connection herewith may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed one and the same instrument. This Guaranty and any other documents to be delivered in connection herewith may be manually or, if approved by Lender, electronically signed, including signatures transmitted by telecopy, emailed PDF, or by any other electronic means that reproduces an image of an actual executed signature page. If electronically signed, to the fullest extent permitted by applicable law, including, without limitation, the Federal Electronic Signatures in Global and National Commerce Act, any state laws based on the Uniform Electronic Transactions Act, and the UCC (i) each electronic signature shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature, and (ii) the electronic matching of assignment terms, electronic contract formations on electronic platforms, and the keeping of records in electronic form all shall be of the same legal effect, validity, enforceability and admissibility as the use of a paper-based recordkeeping system. The words execution, execute, signed, signature and words of like import in this Guaranty or any document executed in connection herewith shall include electronic signatures as contemplated in this paragraph. Nothing herein shall require Lender to accept electronic signatures in any form or format or through any electronic platform or service. Notwithstanding acceptance of any electronic signature by Lender, manually executed signatures shall be delivered promptly upon request by Lender.

COMMERCIAL GUARANTY (Continued)	Page 5

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word “Borrower” means ROTHE DEVELOPMENT, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation THOMAS HOWELL HALL III, and in each case, any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.

Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word “Lender” means TRUIST BANK, its successors and assigns.

Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 10, 2026.

GUARANTOR:

/s/ THOMAS HOWELL HALL III
THOMAS HOWELL HALL III

COMMERCIAL SECURITY AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$8,000,000.00	06-10-2026	06-10-2027	00001		9701190975	14501

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Grantor:	ROTHE DEVELOPMENT, INC.	Lender:	TRUIST BANK
	4614 Sinclair Rd		SAN ANTONIO - COMMERCIAL LOANS
	San Antonio, TX 78222		100 NE LOOP 410 STE 806
SAN ANTONIO, TX 78216-4700

THIS COMMERCIAL SECURITY AGREEMENT dated June 10, 2026, is made and executed between ROTHE DEVELOPMENT, INC. (“Grantor”) and TRUIST BANK (“Lender”).

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word “Collateral” as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); together with, all insurance policies and refunds, all good will, all records and data and embedded software, all equipment, inventory and software to utilize, create, maintain and process any records and data on electronic media, and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired and wherever located; and all accessions, additions, substitutions, replacements, products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing.

In addition, the word “Collateral” also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party’s insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor’s right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise. However, this Agreement shall not secure, and the “Indebtedness” shall not include, any obligations arising under Subchapters E and F of Chapter 342 of the Texas Finance Code, as amended.

FUTURE ADVANCES. In addition to the Note, this Agreement secures all future advances made by Lender to Grantor regardless of whether the advances are made a) pursuant to a commitment or b) for the same purpose.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Organization. Grantor is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of Grantor’s state of incorporation. Grantor is duly authorized to transact business in all other states in which Grantor is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Grantor is doing business. Specifically, Grantor is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Grantor has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Grantor maintains an office at 4614 Sinclair Rd, San Antonio, TX 78222. Unless Grantor has designated otherwise in writing, the principal office is the office at which Grantor keeps its books and records including its records concerning the Collateral. Grantor will notify Lender prior to any change in the location of Grantor’s state of organization or any change in Grantor’s name. Grantor shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Grantor and Grantor’s business activities.

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Authorization. Grantor’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Grantor, do not require the consent or approval of any other person, regulatory authority, or governmental body, and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Grantor’s articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Grantor or (2) any law, governmental regulation, court decree, or order applicable to Grantor or to Grantor’s properties. Grantor has the power and authority to enter into the Note and the Related Documents and to grant collateral as security for the Indebtedness. Grantor has the further power and authority to own and to hold all of Grantor’s assets and properties, and to carry on Grantor’s business as presently conducted.

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender’s security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender’s interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

Notices to Lender. Grantor will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor’s name; (2) change in Grantor’s assumed business name(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor’s principal office address; (6) change in Grantor’s state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor’s name or state of organization will take effect until after Lender has received notice. Grantor represents and warrants to Lender that Grantor has provided Lender with Grantor’s correct Employer Identification Number. Grantor promptly shall notify Lender should Grantor apply for or obtain a new Employer Identification Number.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender’s prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor’s business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor’s address shown above or at such other locations as are acceptable to Lender. Upon Lender’s request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor’s operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located. Collateral consisting of inventory and other goods is not currently located and, as long as this Agreement remains in effect, will not be kept in a field or public warehouse or with a bailee, and shall be kept only at locations approved by Lender. Grantor will not permit any of the Collateral to be incorporated in or placed upon any real (immovable) property in such a way that it becomes immobilized under applicable Texas law. Upon Lender’s request, Grantor shall cause any owners or mortgagees of the real property upon which any of of the Collateral may be located to furnish to Lender waivers with respect to any rights in or to the Collateral.

Removal of the Collateral. Except in the ordinary course of Grantor’s business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender’s prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Texas, without Lender’s prior written consent. If Grantor moves from Grantor’s address shown above to another location within the same state, Grantor may move the Collateral to Grantor’s new address, but only if Grantor gives Lender the new address in writing prior to Grantor’s moving. In any event, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor’s business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor’s business does include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender’s rights in the Collateral against the claims and demands of all other persons.

Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

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Inspection of Collateral. Lender and Lender’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized in Lender’s sole opinion. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Repairs and Maintenance. Grantor shall keep and maintain and shall cause others to keep and maintain the Collateral in good order, repair and merchantable condition. Grantor shall further make and/or cause all necessary repairs to be made to the Collateral, including the repair and restoration of any portion of the Collateral that may be damaged, lost or destroyed. In addition, Grantor shall not, without the prior written consent of Lender, make or permit to be made any alterations to any of the Collateral that may reduce or impair the Collateral’s use, value or marketability. Furthermore, Grantor shall not, nor shall Grantor permit others to abandon, commit waste, or destroy the Collateral or any part or parts thereof. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender’s interest in the Collateral, in Lender’s opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor’s due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days’ prior written notice to Lender and not including any disclaimer of the insurer’s liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses “single interest insurance,” which will cover only Lender’s interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Required Insurance. So long as this Agreement remains in effect, Grantor shall, at its sole cost, keep and/or cause others, at their expense, to keep the Collateral constantly insured against loss by fire, by hazards included within the term “extended coverage,” and by such other hazards (including flood insurance where applicable) as may be required by Lender.

Insurance Proceeds. Lender shall have the right to directly receive the proceeds of all insurance protecting the Collateral. In the event that Grantor should receive any such insurance proceeds, Grantor agrees to immediately turn over and to pay such proceeds directly to Lender. All insurance proceeds may be applied, at its sole option and discretion, and in such a manner as Lender may determine (after payment of all reasonable costs, expenses and attorneys’ fees necessarily paid or fees necessarily paid or incurred by Lender in this connection), for the purpose of: (1) repairing or restoring the lost, damaged or destroyed Collateral; or (2) reducing the then outstanding balance of Grantor’s Indebtedness.

Lender’s receipt of such insurance proceeds and the application of such proceeds as provided herein shall not, however, affect the lien of this Agreement. Nothing under this section shall be deemed to excuse Grantor from its obligations promptly to repair, replace or restore any lost or damaged Collateral, whether or not the same may be covered by insurance, and whether or not such proceeds of insurance are available, and whether such proceeds are sufficient in amount to complete such repair, replacement or restoration to the satisfaction of Lender. Furthermore, unless otherwise confirmed by Lender in writing, the application or release of any insurance proceeds by Lender shall not be deemed to cure or waive any Event of Default under this Agreement. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor’s sole responsibility.

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Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance h,is been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Prior Encumbrances. To the extent applicable, Grantor shall fully and timely perform any and all of Grantor’s obligations under any prior Encumbrances affecting the Collateral. Without limiting the foregoing, Grantor shall not commit or permit to exist any breach of or default under any such prior Encumbrances. Grantor shall further promptly notify Lender in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance. Grantor shall further not modify or extend any of the terms of any prior Encumbrance or any indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirectly secured, whether by cross-collateralization or otherwise; by the Collateral, or any part or parts thereof, with possible preference and priority over Lender’s security interest. Grantor additionally agrees to obtain, upon Lender’s request, and in form and substance as may then be satisfactory to lender, appropriate waivers and subordinations of any lessor’s liens or privileges, vendor’s liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

Future Encumbrances. Grantor shall not, without the prior written consent of Lender, grant any Encumbrance that may affect the Collateral, or any part or parts thereof, nor shall Grantor permit or consent to any Encumbrance attaching to or being filed against any of the Collateral in favor of anyone other than Lender. Grantor shall further promptly pay when due all statements and charges of mechanics, materialmen, laborers and others incurred in connection with the alteration, improvement, repair and maintenance of the Collateral, or otherwise furnish appropriate security or bond, so that no future Encumbrance may ever attach to or be filed against any Collateral. In the event that the Collateral or any part or parts thereof is and/or may be located in and/or on leased premises, Grantor shall promptly pay the full amount of such rental or lease payments whenever the same shall be due so that no lessor’s lien or privilege may ever attach to or affect any of the Collateral with possible preference and priority over the) lien of this Agreement. In the event that .any of the Collateral is purchased or otherwise acquired by Grantor on a credit or deferred payment sales basis, Grantor shall promptly pay the full amount of the purchase or acquisition price of such Collateral so that no vendor’s lien or privilege, or purchase money security interest, may ever attach to or be asserted against any of the Collateral with possible preference and priority over the lien of this Agreement. Grantor additionally agrees to obtain, upon request by Lender, ·and in form and substance as may then be satisfactory to Lender. appropriate waivers and/or subordinations of any lessor’s liens or privileges, vendor’s liens or privileges, purchase money security Interests, and any other Encumbrances that may affect the Collateral at any time.

As long as this Agreement remains in effect. Grantor will not permit any levy, attachment or restraint to be made affecting any of the Collateral, or permit any notice of lien to be filed with respect to the Collateral or any part or parts thereof, or permit any receiver, trustee, custodian or assignee for the benefit of creditors to be appointed to take possession of any of the Collateral. Notwithstanding the foregoing, Grantor may, at its sole expenses, contest in good faith by appropriate proceedings the validity or amount of any levy, attachment, restraint or lien filed against or affecting the Collateral, or any part or parts thereof; provided that (1) Grantor notifies Lender in advance of Grantor’s intent to contest such a levy, attachment, restraint or lien, and (2) Grantor provides additional security to Lender, in form and amount satisfactory to Lender.

Notice of Encumbrances. Grantor shall immediately notify Lender in writing upon the filing of any attachment, lien, judicial process, claim, or other Encumbrance. Grantor additionally agrees to notify Lender immediately in writing upon the occurrence of any default, or event that with the passage of time, failure to cure, or giving of notice, might result in a default under any of Grantor’s obligations that may be secured by any presently existing or future Encumbrance, or that might result in an Encumbrance affecting the Collateral, or should any of the Collateral be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Lender.

Books and Records. Grantor will keep proper books and records with regard to Grantor’s business activities and the Collateral in which a security interest is granted hereunder, in accordance with GAAP, or other comprehensive basis of accounting acceptable to Lender and designated by Lender in writing, applied on a consistent basis throughout, which books and records shall at all reasonable times be open to inspection and copying by Lender or Lender’s designated agents. Lender shall also have the right to inspect Grantor’s books and records, and to discuss Grantor’s affairs and finances with Grantor’s officers and representatives, at such reasonable times as Lender may designate.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lenders security interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

Grantor’s Name. The Grantor’s exact legal name is as set forth in the first paragraph of this Agreement.

CONSIDERATION. Grantor represents to Lender that the granting of the loan or other financial accommodations from Lender to Borrower will benefit, directly or indirectly, Grantor. Grantor acknowledges that Lender is relying upon this representation in extending the loan or other financial accommodations to Borrower.

GRANTOR’S RIGHT TO POSSESSION ANO TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts. Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender’s security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, tender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender’s sole discretion, shall deem appropriate under the circumstances. but failure to honor any request by Grantor shall not of itself be deemed to be. a failure to exercise reasonable care. Lender shall not be required to lake any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given lo secure the Indebtedness.

ADDITIONAL COVENANTS. Grantor additionally agrees:

No Settlement or Compromise. Grantor will not, witho!Jt the prior written consent of lender, compromise, settle, adjust or extend payment under any of the Collateral.

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Books and Records. Grantor will keep proper books and records with regard to Grantor’s business activities and the Collateral, which books and records shall at all times be open to inspection and copying by Lender or its designated agent. Lender shall also have the right to inspect Grantor’s books and records, and to discuss Grantor’s affairs and finances with Grantor at such reasonable times as Lender may designate.

Aging of Accounts. Grantor Will periodically, at such intervals requested by Lender, furnish Lender With an aging of that part of the Collateral cons/sling of accounts, together with a certificate executed by an officer of Grantor, in such form and containing such representations and warranties regarding the accounts as Lender may reasonably require.

Lock Box. Grantor agrees that Lender may at any time require Grantor to institute procedures whereby the proceeds and/or payments of any accounts subject to this Agreement shall be paid by the debtors thereof under a lock box arrangement to Lender, or to Lender’s agent. or to one or more financial institutions designated by Lender. Grantor further agrees that, if no Event of Default exists under this Agreement, any and all of such funds received under such a lock box arrangement shall, at Lender’s sole election and discretion, either be: (a) paid and/or turned over to Grantor, (b) deposited, into one, or more accounts for the benefit of Grantor (which deposit accounts shall be subject to collateral assignment and pledge in favor of lender as provided under this Agreement); (c) deposited into one or more accounts for the joint benefit of Grantor and Lender (Which deposit accounts shall likewise be subject to assignment and pledge in favor of Lender as provided under this Agreement); (d) paid and/or turned over to Lender to be applied to the Indebtedness, in such order and priority as Lender may determine within its sole discretion; or (e) any combination of’ the foregoing as Lender shall determine from time to time.. Grantor further agrees that, should one or more Events. of Default exist under this Agreement, any and all funds received under such a look box arrangement shall be paid and/or turned over to Lender to be applied to principal, accrued interest, costs, expenses, attorneys’ foes and other fees and charges under the Indebtedness. again in such order and priority as Lender may determine within its sole discretion.

Notice to Obligors. Upon request by Lender, Grantor immediately will notify individual obligors with regard to the Collateral, advising such obligors of the fact that Lender has ·been granted a security interest in their obligations. In the event that Grantor should fail to provide such notices for any reason upon Lender’s request, Grantor agrees that Lender may forward appropriate notices to such obligors and debtors either in Lender’s name or in Grantor’s name.

Additional Documents. Grantor shall at any time, from time to time, one or more times. upon Lender’s written request. execute and deliver such further documents and do any and all such further act’s and things as Lender may reasonably request, within Lender’s sole discretion, to effect the purposes of this Agreement.

Verifications. Grantor additionally agrees that Lender or Lender’s agents may periodically contact individual debtors whose holes, instruments and chattel paper have been assigned and pledged under this Agreement in order to verify the amounts then owing under such obligations, to determine whether such debtors have any offsets or counterclaims against Grantor, and with respect to such other matters about which Lender may inquire.

Notification of Lender. Grantor will promptly deliver to Lender all written notices, and will promptly give Lender written notice of any other notices received by Grantor With respect to the Collateral and Rights, and tender will promptly give- like notice to Grantor of any such notices received by Lender or its nominee.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate. including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures paid by Lender for such purposes will then bear interest at the Note rate from the date paid by Lender to the date of repayment by Grantor. To the extent permitted by applicable law. all such expenses will become a part of the indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents. or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Default in Favor of Third Parties. Any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any ·other creditor or person that may materially affect any of any guarantor’s or Grantor’s property or ability to perform the irrespective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor’s behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, under this Agreement or the Related Documents in connection with the obtaining of the Indebtedness evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termihation of Grantor’s existence as a going business, the insolvency of Grantor, the appo1ntment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor’s accounts, including deposit accounts with lender. However, this Event of Default shall not apply If there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender rnonies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Loan No: 00001	COMMERCIAL SECURITY AGREEMENT (continued)	Page 6

Execution; Attachment. Any execution or attachment is levied against the Collateral. and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction. is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral .such that the present or intended use of the Collateral, as specified in the Related Documents. would be in violation of such zoning ordinance or regulation or public restriction, as changed,

Default Under Other Lien Documents. A default occurs under .any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than fen thousand dollars ($10,000.00) against Grantor and the failure by Grantor to discharge the same, or cause it to be discharged, or bonded off to Lender’s satisfaction, within thirty (30) days from the dale of the order, decree or process under which or pursuant to which such judgment was entered.

Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prosp.ect of payment or performance. of the Indebtedness is impaired.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor, or any other guarantor. endorser, surety, or accommodation party of any of the Indebtedness or Guarantor, or any other, guarantor. endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Texas Uniform Commercial Code. In addition and without limitation. Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness immediately due and payable, without notice of any kind to Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available io lender at a place lo be designated by Lender. Lender also shall have full power to enter, provided Lender does so without a breach of the peace or a trespass, upon the property of Grantor to take possession of and remove the Collateral. ff the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goads, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have. full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in lender’s own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person’s right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the. time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, Insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. If permitted by law, employment by Lender shall not disqualify a person from serving as receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender’s discretion transfer any Collateral into Lender’s own name or that of Lender’s nominee and receive the payments. rents. income, and revenue$ therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand,, collect. receipt for, settle, compromise·, adjust, sue for, foreclose, or realize on the Collateral as lender may determine, wt,ether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which· mail and payments are to be sent; and endorse notes, checks, drafts. money orders, documents of title, instruments and terms pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time-. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

NO MARSHALLING. Grantor hereby waives the :right to (I) require Lender to marshal the Collateral or any other assets or Property of Grantor or (ii) require that Lender resort to any particular Property or any part thereof.

COLLATERAL AT THIRD PARTY LOCATIONS. Grantor shall at all times maintain Collateral at locations approved in advance by Lender and shall promptly provide Lender with any landlord lien waiver or similar agreement requested by Lender for any Collateral located at any location owned by a third party. Grantor shall comply with all obligations and remain in good standing under any lease or other agreement governing Grantor’s occupancy or use of any location at which Collateral is located. Grantor shall promptly notify Lender of, and in no event later than three (3) days following the occurrence of, (i) any, default by Grantor or the termination of Grantor’s right to occupy or use such location or any lease or agreement related thereto (whether by default or natural termination), or (ii) the receipt by Grantor of any notice related to the foregoing. Any default or termination of Grantor’s lease or other agreement related to the location at which Collateral is located shall constitute an Event of Default under this Agreement. Lender may rely on any notice from Grantor pursuant to the terms of this provision or from any party including, without limitation, any lessor or licensor, or any Borrower or Grantor) in determining whether an Event of Default has occurred.

Loan No: 00001	COMMERCIAL SECURITY AGREEMENT (continued)	Page 7

CHOICE OF VENUE. Any legal action with respect to the Indebtedness secured hereby or the subject of this Agreement may be brought in the courts of the State/Commonwealth/District in which Lender’s branch office set forth above is located or in the appropriate United States District Court situated in such State/Commonweallh/District, and Grantor hereby accepts and unconditionally submits to the jurisdiction of such courts. Grantor hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

ADDITIONAL INDEBTEDNESS SECURED. In addition to the Indebtedness, and without limitation of any Future Advance or Cross Collateralization provisions this Agreement shall .secure any other amounts which Grantor or Borrower may owe to Lender, whether direct or indirect. now existing or hereafter arising, contingent or otherwise, and whether arising under this security instrument or otherwise, including without limitation (i) any advances made by Lender to pay drawings on any irrevocable standby or commercial letter of credit issued on the account of Grantor or Borrower pursuant to an application therefor, (ii) any obligation under a Hedge Agreement, (iii) all amounts expended to preserve or protect the Property, and (iv) all lender’s Expenditures as set forth herein, all of which shall be included In the Indebtedness, as defined herein. “Hedge Agreement” ,means an agreement between Borrower and Lender; now existing or hereafter entered into, which provides for an interest rate, credit, commodity, equity swap, cap floor, collar, spot or forward foreign exchange transaction. currency swap, cross-currency rate swap, currency option or any similar transaction or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Grantor’s or Borrower’s exposure to fluctuations in interest or exchange rates, loan, credit, exchange, security or currency Valuations or currency prices pursuant to any ISDA Master agreement executed by Grantor or Borrower and all Schedules and Confirmations entered into in connection therewith or otherwise.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration, of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs, and expenses of such, enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit. including Lender’s reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-Judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the. State of Texas without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Texas.

Non-Liability of Lender. The relationship between Grantor and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Grantor. Grantor is exercising Grantor’s own judgment with respect to Grantor’s business. All information supplied to Lender is for Lender’s protection only and no other party is entitled to rely on such information. There is no duty for Lender to, review, inspect, supervise or inform Grantor of any matter with respect to Grantor’s business. Lender and Grantor intend that Lender may reasonably rely on all information supplied by Grantor to Lender, together with all representations and warranties given by Grantor to Lender without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender’s tight to so rely.

Notice of Lender’s Breach. Grantor must notify Lender in writing of any breach of this Agreement or the Related Documents by .Lender and any other claim, cause of action or offset against Lender within thirty (30) days after the occurrence of such breach or after the accrual of such claim, cause of .action or offset. Grantor waives any claim, cause of action or offset for which notice is not given in accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.

Indemnification of Lender. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages. losses, costs and expenses (including, without limitation, Lender’s Lender’s reasonable attorneys’ fees). demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this Agreement. as well as by; (1) the ownership, use, operation, construction. renovation. demolition, preservation, management, repair, condition, or maintenance of any part of the Collateral; (2) the exercise· of any of Grantor’s rights collaterally assigned and pledged to Lender hereunder; (3) any failure of Grantor to perform any of its obligations hereunder; and/or (4) any failure of Grantor to comply with the environmental and ERISA obligations. representations and warranties set forth herein. The foregoing Indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Grantor’s indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Collateral and/or Grantor’s business activities. Should any claim, action or proceeding ‘be made or brought against Lender by reason of any event as to which Grantor’s indemnification obligations apply, then, upon Lender’s demand, Grantor, at its sole cost and expense. shall defend such claim, action or proceeding in Grantor’s name, if necessary, by the attorneys for Grantor’s insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorneys· at its reasonable discretion to defend Grantor and to assist in its defense and Grantor agrees to pay the fees and disbursements of- such attorneys.

No Waiver by Lender. I.ender shall not be, deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any, of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required lender this Agreement. the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld In the sole discretion of Lender.

Loan No: 00001	COMMERCIAL SECURITY AGREEMENT (continued)	Page 8

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered., when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class. certified or registered mail postage prepaid. directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor’s irrevocable attorney-in-fact for the purpose. of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender’s security interest in the Collateral..

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal., invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Sole Discretion of Lender. Whenever Lender’s consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender’s decision shall be final and conclusive.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. if ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations; warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor’s Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, EACH GRANTOR AND LENDER, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS INSTRUMENT OR AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN ANY GRANTOR AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND ENTER INTO THIS INSTRUMENT OR AGREEMENT. EACH GRANTOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FURTHER, NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

UNIFORM COMMERCIAL CODE. All references to the Uniform Commercial Code or UCC herein shall be to the Uniform Commercial Code as adopted by and under the laws of the jurisdiction governing this instrument or agreement

Counterparts; Execution; Esignature. This Agreement and any document executed in connection herewith may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed one and the same instrument. This Agreement and any other documents to be delivered in connection herewith may be manually or, if approved by Lender, electronically signed, including signatures transmitted by telecopy, emailed PDF, or by any other electronic means that reproduces an image of an actual executed signature page. If electronically signed, to the fullest extent permitted by applicable law, including, without limitation, the Federal Electronic Signatures in Global and National Commerce Act, any state laws based on the Uniform Electronic Transactions Act, and the UCC (i) each electronic signature shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature, and (ii) the electronic matching of assignment terms, electronic contract formations on electronic platforms, and the keeping of records in electronic form all shall be of the same legal effect, validity, enforceability and admissibility as the use of a paper-based recordkeeping system. The words execution, execute, signed, signature and words of like import in this Agreement or any document executed in connection herewith shall include electronic signatures as contemplated in this paragraph. Nothing herein shall require Lender to accept electronic signatures in any form or format or through any electronic platform or service. Notwithstanding acceptance of any electronic signature by Lender, manually executed signatures shall be delivered promptly upon request by Lender.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to- the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings atributed to such terms in the Uniform Commercial Code:

Agreement. The word “Agreement” means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word ‘‘Borrower’’ means ROTHE DEVELOPMENT, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Encumbrance. The word “Encumbrance” means any and all presently existing or future mortgages, liens, privileges and other contractual and statutory security interests and rights, of every nature and kind, whether in admiralty, at law, or in equity, that now and/or in the future may affect the Collateral or any part or parts thereof.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response. Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.,

Loan No: 00001	COMMERCIAL SECURITY AGREEMENT (continued)	Page 9

Event of Default. The words “Event of Default” mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word “GAAP” means generally accepted accounting principles.

Grantor. The word “Grantor” means ROTHE DEVELOPMENT, INC..

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness, and, in each case, Grantor’s successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.

Guaranty. The word “Guaranty” means the guaranty from Guarantor, or any other guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words- “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes the future advances set forth in the Future Advances provision, together with all interest thereon and all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word “Lender” means TRUIST BANK, its successors and assigns.

Note. The word “Note” means the Note dated June 10, 2026 and executed by ROTHE DEVELOPMENT, INC. in the principal amount of $8,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rights. The word “Rights” means individually, collectively and interchangeably any and all of Grantor’s additional rights granted and pledged to Lender as provided under this Agreement.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 10, 2026.

GRANTOR:

ROTHE DEVELOPMENT, INC.

By:	/s/ Karen Kay Wheeler-Hall	By:	/s/ Thomas Howell Hall III
	Karen Kay Wheeler-Hall, Member of Rothe Development, Inc.		Thomas Howell Hall III, Member of Rothe Development, Inc.

TERM SOFR ADDENDUM

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$8,000,000.00	06-10-2026	06-10-2027	00001		9701190975	14501

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	ROTHE DEVELOPMENT, INC.	Lender:	TRUIST BANK
	4614 Sinclair Rd		SAN ANTONIO - COMMERCIAL LOANS
	San Antonio, TX 78222		100 NE LOOP 410 STE 806
SAN ANTONIO, TX 78216-4700

This Term SOFR Addendum is entered into on June 10, 2026 and is made a part of the Note (as hereinafter defined) as amended, restated and modified from time to time.

1. Definitions. Any capitalized terms not defined herein shall have the meaning set forth in the Note.

“Applicable Tenor” shall have the meaning set forth in the Variable Interest Rate section of the Note.

“Determination Day’’ means that date which is two U.S. Government Securities Business Days prior to the first day of the Interest Period.

“Interest Period” shall have the meaning set forth in the Variable Interest Rate section of the Note.

“Note” means as applicable the Promissory Note of even date given by Borrower in favor of Lender referencing this Addendum or the Promissory Note as described in the Change in Terms Agreement of even date referencing this Addendum.

“Term SOFR’’ means the Term SOFR reference rate for the Applicable Tenor tenor·as administered by the Term SOFR Administrator and quoted by Bloomberg Finance L.P., or any quoting service or commonly available source utilized by Lender on the Determination Day; provided that if as of 5:00 p.m. (New York time) on the Determination Day, Term SOFR for the Applicable Tenor has not been published by the Term SOFR Administrator, then the rate used will be Term SOFR for the Applicable Tenor as published by the Term SOFH Administrator for the immediately preceding U.S. Government Securities Business Day for which such rate was published on such administrator’s website so long as such immediately preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Determination Day; and further provided if Term SOFR would be less than zero percent (0%), then it shall be deemed to be zero percent (0%).

“Term SOFR Administrator’’ means CME Group Benchmark Administration Limited or a successor administrator of the Term SOFR Reference Rate selected by Lender in its sole discretion.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

2. Effect of Benchmark Transition Event.

(a) In the event Lender determines in its sole discretion that (i) there is a public announcement by the administrator of a Benchmark or a Relevant Governmental Body that such Benchmark will cease or has ceased to be published; (ii) a public announcement is made by the administrator of a Benchmark or any Relevant Governmental Body that the Benchmark is no longer representative; or (iii) a Relevant Governmental Body has determined that Lender may no longer utilize the Benchmark for purposes of setting interest rates (each a “Benchmark Transition Event”); Lender will have no obligation to make, fund or maintain a loan based on the Benchmark and on a date and time determined by lender, without any further action or consent of by Borrower or amendment to this Addendum or any other Loan Document, the first available alternative set forth in the order below that can be determined by Lender shall replace the Benchmark (“Successor Rate”):

(x)	Relevant Governmental Body Recommended Rate; or
(y)	Alternative Benchmark Rate.

(b) In connection with the implementation of a Successor Rate, Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Successor Rate or Conforming Changes will become effective without any further action or consent of Borrower. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero percent (0%), the Successor Rate will be deemed to be zero percent (0%) for the purposes of this Addendum and the other Loan Documents. For avoidance of doubt, following the implementation of a Successor Rate, the Interest Rate under the Note will be the Successor Rate plus the Margin, if any and subject to any Minimum Rate.

(c) Lender will notify (in one or more notices) Borrower of the implementation of any Successor Rate. Any determination or decision that may be made by Lender pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in Lender’s sole discretion and without consent from Borrower.

(d) In the event Lender determines in its sole discretion that Lender cannot make, fund, or maintain a loan based upon the Benchmark due to illegality or the inability to ascertain or determine said rate on the basis provided for herein (“Unavailability Period”) and a Benchmark Transition Event has not occurred, then at the election of Lender the Benchmark shall convert to the Alternative Benchmark Rate for purposes of calculating the Interest Rate on the then outstanding principal balance and for interest accruing on any fundings or advances requested by Borrower and, thereafter, the Interest Rate on the Note shall adjust simultaneously with any fluctuation in the Alternative Benchmark Rate. In the event Lender determines that the circumstances giving rise the Unavailability Period have ended, at such time as determined by Lender the Benchmark will revert to the prior Benchmark (provided a Benchmark Transition Event has not occurred). Lender shall provide notice, which may be after the implementation of the Alternative Benchmark Rate as contemplated hereunder, to Borrower of any Benchmark change that is made pursuant to this Section. For avoidance of doubt, following conversion to the Alternative Benchmark Rate, the Interest Rate under the Note will be the Alternative Benchmark Rate plus the Margin, if any and subject to any Minimum Rate.

Loan No: 00001	TERM SOFR ADDENDUM (continued)	Page 2

(e) For purposes of this Section, in addition to the definitions set forth in Section 1, the following definitions shall apply:

“Alternative Benchmark Rate” means a rate of interest per annum equal to the Lender’s Prime Rate minus two and 5/10 percent (2.5%) which shall adjust daily with changes in Lender’s Prime Rate.

“Benchmark” means initially Term SOFR, and thereafter the then current Successor Rate.

“Conforming Changes” means, with respect to any Successor Rate, any technical, administrative or operational changes (including changes to the definitions such as “Business Day,” “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Lender decides may be appropriate to reflect the adoption and implementation of such Successor Rate and to permit the administration thereof by lender in a manner Lender decides is reasonably necessary in connection with the administration of this Addendum and the other Loan Documents.

“Lender’s Prime Rate” means, for any day, a rate per annum equal to Lender’s announced Prime Rate, and shall change effective on the date any change in Lender’s Prime Rate is publicly announced as being effective; provided however, if the Note is governed by Subtitles 9 or 10 of Title 12 of the Commercial Law Article of the Annotated Code of Maryland, “Prime Rate” shall mean the Wall Street Journal Prime Rate, which is the Prime Rate published in the “Money Rates” section of the Wall Street Journal from time to time, and shall change effective on the date any change in such rate is reported.

“Loan Documents” means the Note, this Addendum, any loan agreement including any schedule attached thereto, deed of trust, mortgage, security deed, assignment of leases and rents, guaranty agreement, security agreement, financing statements, and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and restatements thereof and therefor; provided however, for purposes of Section 2 any swap agreement shall not be deemed a Loan Document.

‘‘Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Relevant Governmental Body Recommended Rate” means, in respect of any relevant day, the rate (inclusive of any spreads or adjustments which may be positive or negative) recommended as the replacement for the Benchmark by the Relevant Governmental Body (which rate may be produced by the Federal Reserve Bank of New York or another administrator).

3. Additional Costs. In the event that any applicable law or regulation, guideline or order or the interpretation or administration thereof by any governmental or regulatory authority charged with the interpretation or administration thereof (whether or not having the force of law) (i) shall change the basis of taxation of payments to lender of any amounts payable by the Borrower hereunder (other than taxes imposed on the overall net income of Lender) or (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Lender, or (iii) shall impose any other condition with respect to the Note, and the result of any of the foregoing is to increase the cost to Lender of making or maintaining the loan evidenced by the Note or to reduce any amount receivable by Lender under the loan evidenced by the Note, and Lender determines that such increased costs or reduction in amount receivable was attributable to the use of the current Benchmark, then the Borrower shall from time to time, upon demand by Lender, pay to Lender additional amounts sufficient to compensate Lender for such increased costs (the “Additional Costs”). A detailed statement as to the amount of such Additional Costs, prepared in good faith and submitted to the Borrower by Lender, shall be conclusive and binding in the absence of manifest error.

BORROWER:

ROTHE DEVELOPMENT, INC.

By:	/s/ Karen Kay Wheeler-Hall	By:	/s/ Thomas Howell Hall III
	Karen Kay Wheeler-Hall, Member of Rothe Development, Inc.		Thomas Howell Hall III, Member of Rothe Development, Inc.

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$8,000,000.00	06-10-2026	06-10-2027	00001		9701190975	14501

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	ROTHE DEVELOPMENT, INC.	Lender:	TRUIST BANK
	4614 Sinclair Rd		SAN ANTONIO - COMMERCIAL LOANS
	San Antonio, TX 78222		100 NE LOOP 410 STE 806
SAN ANTONIO, TX 78216-4700

LOAN TYPE. This is a non-precomputed Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $8,000,000.00 due on June 10, 2027.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐	Personal, Family or Household Purposes.

☐	Personal Investment.

☒	Business, Agricultural and All Other.

SPECIFIC PURPOSE. The specific purpose of this loan is: 8000-WKCP-Temp Expansion of current assets.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $8,000,000.00 as follows:

Amount paid to others on Borrower’s behalf:	$4,974,181.56
$4,974,181,56 to Wire Payable To Texas Advantage Community Bank N.A.

Other Disbursements:	$3,025,818.44
$3,025,818.44 Un-Disbursed Funds

Note Principal:	$8,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash:	$40,005.00
$40,000.00 Loan Origination Fee
$5.00 UCC Fee

Total Charges Paid in Cash:	$40,005.00

OTHER FEES AND CHARGES. This Disbursement Request and Authorization may not include all fees and charges to be paid by the Borrower in regards to this loan and any related loan documents, including but not limited to fees related to the recording or filing of real estate documents or financing statements such as recording taxes or fees, documentary stamp taxes, intangible taxes, or transfer taxes. Borrower acknowledges that some fees and charges may not be listed herein but will be due and payable in cash or otherwise deducted from the proceeds of the loan.

WIRE TERMS AND CONDITIONS. Borrower understands and agrees that any wires, at this time or in the future, initiated by Borrower in connection with this Loan shall be subject to the following terms and conditions.

Acceptance and Execution of Wire Transfer Request by Lender. Borrower’s request is considered accepted by Lender when Lender executes it. Borrower acknowledges that the Lender maintains deadlines for accepting wire transfer requests. If Borrower’s request is received prior to the deadline, it will be executed by Lender that wire transfer business day. A Borrower’s request received after the deadline may be executed the next wire transfer business day. Wire transfer deadlines are subject to change from time to time at the sole discretion of the Lender.

Cancellation or Amendment of Wire Transfer Request. Borrower may not be able to cancel or amend a request after it is received by Lender. However, Lender may, at its discretion, use reasonable efforts to act on the Borrower’s request for cancellation or amendment. Borrower agrees to indemnify and hold Lender harmless from any and all liabilities, costs, and expenses Lender may incur in attempting to cancel or amend the wire transfer.

Erroneous, Inaccurate or Incorrect Requests. Borrower acknowledges and agrees that when the Borrower provides Lender with a name and account number when requesting a wire transfer, that payment may be made solely on the basis of the account number even if the account number identifies a beneficiary different from the beneficiary named by Borrower. Borrower furthermore agrees that its obligation to pay the amount of the wire transfer to Lender is not excused in such circumstances.

Borrower’s Obligation to Review and Report. Borrower should review all wire transfer information contained herein or any other such Lender notice for any discrepancies in connection with wire transfers. If Borrower thinks a wire transfer is wrong or needs more information about a wire transfer, Borrower must contact Lender in writing upon discovery of the error or within 14 days after Borrower receives the first notice of a discrepancy, whichever is earlier. Failure to do so will relieve Lender of any obligation to compensate Borrower for the amount of an unauthorized or erroneous wire transfer.

Loan No: 00001	DISBURSEMENT REQUEST AND AUTHORIZATION (continued)	Page 2

Method Used to Make the Wire Transfer. Lender may select any means for the transmission of funds which it considers suitable, including but not limited to Lender’s own internal systems or Fedwire. Lender is not responsible for performance failure as a result of an interruption in transfer facilities, labor disputes, power failures, equipment malfunctions, suspension of payment by another bank, refusal or delay by another bank to accept the wire transfer, war, emergency conditions, fire, earthquake, or other circumstances not within Lender’s control.

Duty of Reasonable Care. Lender shall exercise good faith and reasonable care in processing Borrower’s wire transfers. Borrower shall similarly exercise good faith and reasonable care in communicating wire transfer requests to Lender, and in reviewing notices or information for any discrepancies. Borrower is responsible for ensuring the accuracy of requests and Lender has no duty whatsoever to verify the accuracy of requests, nor will it be liable for losses or damages arising out of requests containing erroneous information. Lender is not liable in any case for any special, indirect, exemplary, or consequential damages (including lost profits) of any kind.

Choice of Law. The rights, duties, and liabilities of the parties shall be subject to Uniform Commercial Code Article 4A as in effect in accordance with the governing law provision of the note. If any part of the wire transfer involves the use of the Fedwire, the rights and obligations of the Lender and Borrower regarding that wire transfer are governed by the Regulation J of the Federal Reserve Board.

Fees and Charges. In addition to Lender’s fees and charges, Borrower shall be responsible for payment of all fees and charges of each domestic or foreign correspondent bank which facilitates a wire transfer or payment. It is customary that such fees and charges are assessed and withheld from the amount of the wire transfer or if assessed to the Lender, passed on to the Borrower.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 10, 2026.

BORROWER:

ROTHE DEVELOPMENT, INC.

By:	/s/ Karen Kay Wheeler-Hall	By:	/s/ Thomas Howell Hall III
	Karen Kay Wheeler-Hall, Member of Rothe Development, Inc.		Thomas Howell Hall III, Member of Rothe Development, Inc.

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$8,000,000.00	06-10-2026	06-10-2027	00001		9701190975	14501

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	ROTHE DEVELOPMENT, INC.	Lender:	TRUIST BANK
	4614 Sinclair Rd		SAN ANTONIO - COMMERCIAL LOANS
	San Antonio, TX 78222		100 NE LOOP 410 STE 806
SAN ANTONIO, TX 78216-4700

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term “Loan” means the following described loan: a non-precomputed Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $8,000,000.00 due on June 10, 2027.

Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Corporate Resolution: ROTHE DEVELOPMENT, INC.	- Business Loan Agreement
- Promissory Note	- TX Commercial Guaranty: KAREN KAY WHEELER-HALL
- TX Commercial Guaranty: THOMAS HOWELL HALL III	- TX Commercial Security Agreement: Collateral owned by ROTHE DEVELOPMENT, INC.
- Addendum - Term SOFR (2 Business Day Look Back) - TERM SOFR ADDENDUM	- Disbursement Request and Authorization
- Notice of Final Agreement

Parties. The term “Parties” means TRUIST BANK and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	ROTHE DEVELOPMENT, INC.
Grantor(s):	ROTHE DEVELOPMENT, INC.
Guarantor 1:	KAREN KAY WHEELER-HALL
Guarantor 2:	THOMAS HOWELL HALL III

This Notice of Final Agreement is given by TRUIST BANK pursuant to Section 26.02 of the Texas Business and Commerce Code. Each Party who signs below, other than TRUIST BANK, acknowledges, represents, and warrants to TRUIST BANK that it has received, read and understood this Notice of Final Agreement. This Notice is dated June 10, 2026.

BORROWER:

ROTHE DEVELOPMENT, INC.

By:	/s/ Karen Kay Wheeler-Hall	By:	/s/ Thomas Howell Hall III
	Karen Kay Wheeler-Hall, Member of Rothe Development, Inc.		Thomas Howell Hall III Member of Rothe Development, Inc.

GUARANTORS:

X	/s/ Karen Kay Wheeler-Hall
Karen Kay Wheeler-Hall, Individually

GUARANTORS:

X	/s/ Thomas Howell Hall III
Thomas Howell Hall III, Individually

Loan No: 00001	NOTICE OF FINAL AGREEMENT (continued)	Page 2

LENDER:

TRUIST BANK

X	/s/ STEPHANIE DICK
STEPHANIE DICK, SENIOR VICE PRESIDENT

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$8,000,000.00	06-10-2026	06-10-2027	00001		9701190975	14501

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	ROTHE DEVELOPMENT, INC.	Lender:	TRUIST BANK
	4614 Sinclair Rd		SAN ANTONIO - COMMERCIAL LOANS
	San Antonio, TX 78222		100 NE LOOP 410 STE 806
SAN ANTONIO, TX 78216-4700

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term “Loan” means the following described loan: a non-precomputed Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $8,000,000.00 due on June 10, 2027.

Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Corporate Resolution: ROTHE DEVELOPMENT, INC.	- Business Loan Agreement
- Promissory Note	- TX Commercial Guaranty: KAREN KAY WHEELER-HALL
- TX Commercial Guaranty: THOMAS HOWELL HALL III	- TX Commercial Security Agreement: Collateral owned by ROTHE DEVELOPMENT, INC.
- Addendum - Term SOFR (2 Business Day Look Back) - TERM SOFR ADDENDUM	- Disbursement Request and Authorization
- Notice of Final Agreement

Parties. The term “Parties” means TRUIST BANK and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	ROTHE DEVELOPMENT, INC.
Grantor(s):	ROTHE DEVELOPMENT, INC.
Guarantor 1:	KAREN KAY WHEELER-HALL
Guarantor 2:	THOMAS HOWELL HALL III

This Notice of Final Agreement is given by TRUIST BANK pursuant to Section 26.02 of the Texas Business and Commerce Code. Each Party who signs below, other than TRUIST BANK, acknowledges, represents, and warrants to TRUIST BANK that it has received, read and understood this Notice of Final Agreement. This Notice is dated June 10, 2026.

BORROWER:

ROTHE DEVELOPMENT, INC.

By:	/s/ Karen Kay Wheeler-Hall	By:	/s/ Thomas Howell Hall III
	Karen Kay Wheeler-Hall, Member of Rothe Development, Inc.		Thomas Howell Hall III, Member of Rothe Development, Inc.

GUARANTOR:

X	/s/ Karen Kay Wheeler-Hall
Karen Kay Wheeler-Hall, Individually

GUARANTOR:

X	/s/ Thomas Howell Hall III
Thomas Howell Hall III, Individually

Loan No: 00001	NOTICE OF FINAL AGREEMENT (continued)	Page 2

LENDER:

TRUIST BANK

X	/s/ STEPHANIE DICK
STEPHANIE DICK, SENIOR VICE PRESIDENT